                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Circus Circus Enterprises, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                        CIRCUS CIRCUS ENTERPRISES, INC.
                        2880 LAS VEGAS BOULEVARD SOUTH
                            LAS VEGAS, NEVADA 89109

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 24, 1997

                               ----------------

To the Stockholders of
 Circus Circus Enterprises, Inc.

  Notice is hereby given that the Annual Meeting of Stockholders of Circus Circus Enterprises, Inc. (the "Company"), a Nevada corporation, will be held at 10:00 A.M., PDT, on Tuesday, June 24, 1997, in the Grand Ballroom at Luxor Hotel and Casino, 3900 Las Vegas Boulevard South, Las Vegas, Nevada for the following purposes:

    1. To elect three Class III directors, each to serve until the Annual Meeting of Stockholders in 2000 and until his successor is elected and qualified;

    2. To approve amendments to the Company's 1989 and 1993 stock option plans and 1991 stock incentive plan;

    3. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent auditors of the Company to examine and report on its financial statements for the fiscal year ending January 31, 1998; and

    4. To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

  Only stockholders of record at the close of business on April 25, 1997 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

  Whether or not you plan to be present at the meeting, you are requested to complete, sign and return the enclosed proxy so that your shares will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the meeting. Please return your proxy promptly in the enclosed envelope which requires no postage if mailed within the United States. YOUR ATTENTION IS DIRECTED TO AN ADMISSION TICKET FOR THE MEETING WHICH IS INCLUDED IN THE ACCOMPANYING PROXY STATEMENT.

                                       By Order of the Board of Directors,

                                       /s/ Clyde T. Turner

                                       Clyde T. Turner
                                       Chairman of the Board

Las Vegas, Nevada
April 30, 1997

                        CIRCUS CIRCUS ENTERPRISES, INC.
                        2880 LAS VEGAS BOULEVARD SOUTH
                            LAS VEGAS, NEVADA 89109

                               ----------------
                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 24, 1997

  This Proxy Statement is furnished to stockholders of Circus Circus Enterprises, Inc. (the "Company"), a Nevada corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held in the Grand Ballroom at Luxor Hotel and Casino, 3900 Las Vegas Boulevard South, Las Vegas, Nevada, on Tuesday, June 24, 1997, and at any and all adjournments thereof, for the purpose of considering and acting upon the matters referred to in the preceding Notice of Annual Meeting and more fully discussed below.

  This Proxy Statement and the accompanying form of proxy were first mailed to stockholders of the Company entitled to notice of, and to vote at, the meeting on or about April 30, 1997.

QUORUM AND VOTING

  The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding is necessary to constitute a quorum at the meeting. Shares represented at the meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes (i.e., shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote) on a particular matter, including the election of directors, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will be treated as not voted for purposes of determining the decision of stockholders with respect to such matter. Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted for the three nominees named therein in the absence of instructions to the contrary. Approval of amendments to the Company's 1989 and 1993 stock option plans and 1991 stock incentive plan (Proposal 2) and ratification of the appointment of Arthur Andersen LLP to examine and report on the Company's financial statements for the fiscal year ending January 31, 1998 (Proposal 3) each requires the affirmative vote of a majority of the votes cast with respect to such proposal, assuming that a quorum (determined in the manner described above) is present or represented at the meeting.

  Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, SUCH PROXIES WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE PROXY AND IN FAVOR OF PROPOSALS 2 AND 3. No matter is expected to be considered at the meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote in accordance with their discretion on such matters. The presence at the meeting of a stockholder will not revoke his proxy. However, a proxy may be revoked at any time before it is voted by written notice to the Company, addressed to Yvette E. Landau, Secretary, at the principal offices of the Company or by giving written notice to the Company at the meeting; however, a revocation shall not be effective until such written notice has been received by the Company and a revocation shall not affect a vote on any matter cast prior to such receipt.

RECORD DATE AND SHARES OUTSTANDING

  The close of business on April 25, 1997 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the meeting. The stock transfer books will not be closed. At the close of business on the record date, there were issued and outstanding 94,862,033 shares of the Company's Common Stock. At the meeting, each stockholder entitled to vote at the meeting will be entitled to cast one vote in person or by proxy for each share of Common Stock held by such stockholder.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

  The following table sets forth information as of April 25, 1997 regarding each person known to the Company to beneficially own more than five percent of its Common Stock.

                                                                     APPROXIMATE
                                                   NUMBER OF SHARES  PERCENTAGE
                NAME AND ADDRESS                  BENEFICIALLY OWNED  OF CLASS
                ----------------                  ------------------ -----------
Michael S. Ensign................................      6,501,933(1)      6.85%
2880 Las Vegas Blvd. South
Las Vegas, Nevada 89109
William A. Richardson............................      6,457,807(2)      6.81%
2880 Las Vegas Blvd. South
Las Vegas, Nevada 89109
FMR Corp.........................................     11,846,150(3)     12.49%
82 Devonshire Street
Boston, Massachusetts 02109-3614
J.P. Morgan & Co., Incorporated..................     11,466,325(4)     12.09%
60 Wall Street
New York, New York 10260

--------
(1) On April 25, 1997, all of these shares were owned by Mr. Ensign who had sole voting and investment power with respect thereto.
(2) On April 25, 1997, all of these shares were owned by Mr. Richardson who had sole voting and investment power with respect thereto.
(3) Reflects the number of shares beneficially owned by FMR Corp. as set forth in its Schedule 13-G dated February 14, 1997, including 64,800 shares as to which sole voting power was reported and 11,846,150 shares as to which sole dispositive power was reported.
(4) Reflects the number of shares beneficially owned by J.P. Morgan & Co., Incorporated as set forth in its Schedule 13-G dated March 31, 1997, including 7,698,470 shares as to which sole voting power was reported and 63,615 shares as to which such power was reported as shared, and 11,280,010 shares as to which sole dispositive power was reported and 98,715 shares as to which such power was reported as shared.

MANAGEMENT

  The following table sets forth information as of April 25, 1997 with respect to the beneficial ownership of the Company's Common Stock by each director, each nominee for election as a director at the meeting, each executive officer named in the Summary Compensation Table appearing on page 8 and all directors and executive officers of the Company as a group.

                                                                     APPROXIMATE
                                                   NUMBER OF SHARES  PERCENTAGE
   NAME                                           BENEFICIALLY OWNED  OF CLASS
   ----                                           ------------------ -----------
Clyde T. Turner..................................      2,417,284(1)      2.49%
Michael S. Ensign................................      6,501,933(2)      6.85%
William A. Richardson............................      6,457,807(3)      6.81%
Glenn W. Schaeffer...............................        768,295(4)       (5)
Antonio C. Alamo.................................        349,415(6)       (5)
Gregg H. Solomon.................................        108,794(7)       (5)
Kurt D. Sullivan.................................        270,000(8)       (5)
Richard P. Banis.................................         11,093(9)       (5)
Arthur H. Bilger.................................          1,000(10)      (5)
Richard A. Etter.................................          1,000(11)      (5)
Michael D. McKee.................................          4,100(12)      (5)
All directors and executive
 officers as a group
 (13 persons)....................................     16,991,095(13)    17.32%

--------
 (1) Includes 33,600 shares held in a living trust pursuant to which Mr. Turner and his wife share voting and investment power and 100 and 250 shares, respectively, held in the individual retirement accounts of Mr. Turner and his wife. Also includes 2,383,334 shares which Mr. Turner is entitled to purchase pursuant to stock options which are immediately exercisable or will become exercisable within 60 days of the record date.
 (2) All of these shares are owned by Mr. Ensign who has sole voting and investment power with respect thereto.
 (3) All of these shares are owned by Mr. Richardson who has sole voting and investment power with respect thereto.
 (4) Includes 408,295 shares owned by Mr. Schaeffer who has sole voting and investment power with respect thereto. Also includes 360,000 shares which Mr. Schaeffer is entitled to purchase pursuant to stock options which are immediately exercisable or will become exercisable within 60 days of the record date.
 (5) Less than 1%.
 (6) Includes 269,415 shares owned by Mr. Alamo who has sole voting and investment power with respect thereto. Also includes 80,000 shares which Mr. Alamo is entitled to purchase pursuant to stock options which are immediately exercisable or will become exercisable within 60 days of the record date.
 (7) Includes 38,794 shares owned by Mr. Solomon who has sole voting and investment power with respect thereto. Also includes 70,000 shares which Mr. Solomon is entitled to purchase pursuant to stock options which are immediately exercisable or will become exercisable within 60 days of the record date.
 (8) Represents shares which Mr. Sullivan is entitled to purchase pursuant to stock options which are immediately exercisable or will become exercisable within 60 days of the record date.
 (9) Includes 6,659 shares held in a living trust pursuant to which Mr. Banis and his wife share the voting and investment power. Also includes 4,434 shares held in trust by Mr. Banis' wife for their children, as to which she has sole voting and investment power.

(10) All of these shares are owned by Mr. Bilger who has sole voting and investment power with respect thereto.

(11) All of these shares are held in a living trust pursuant to which Mr. Etter and his wife share the voting and investment power.

(12) All of these shares are owned by Mr. McKee who shares with his wife the voting and investment power with respect thereto.

(13) Includes information for the individuals serving as directors and executive officers of the Company as of April 25, 1997. The number of shares beneficially owned by such group on such date includes 3,258,334 shares which may be acquired pursuant to options which are immediately exercisable or will become exercisable within 60 days of the record date.

                               ----------------

                             ELECTION OF DIRECTORS

  In accordance with the Company's Bylaws, as amended, the Board of Directors of the Company is divided into three (3) classes, with the total number of directors established from time to time by resolution of the Board of Directors at not less than six (6) nor more than eleven (11) and the respective numbers of directors in the classes being established from time to time by resolution of the Board such that at least one-fourth of the directors are elected annually. The current number of directors is eight (8), including three (3) Class I directors, two (2) Class II directors and three (3) Class III directors. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of office of the Class III directors expires at the Company's 1997 Annual Meeting of Stockholders. Accordingly, at the meeting, three (3) Class III directors are to be elected, with each member to serve a three (3) year term until the 2000 Annual Meeting of Stockholders and until his successor is elected and shall have qualified. The three nominees named below, all of whom are presently directors of the Company, are management's nominees for election as Class III directors and, except as indicated in the next paragraph, the proxies solicited by management will be voted for such nominees in the absence of instructions to the contrary.

  Management has no reason to believe that any of its nominees will be unable or unwilling to serve if elected to office and, to the knowledge of management, each of its nominees intends to serve the entire term for which election is sought. However, should any nominee of management become unable or unwilling to accept nomination or election as a director of the Company, the proxies solicited by management will be voted for the election in his stead of such other person as management may recommend.

NOMINEES AND DIRECTORS

  Information with respect to each nominee and each of the Company's directors who will continue to serve in that capacity following the meeting is set forth in the following table:

                                                                       DIRECTOR
                          NOMINEE OR DIRECTOR                           SINCE
                          -------------------                          --------
CLASS I--DIRECTORS ELECTED TO SERVE UNTIL THE 1998 ANNUAL MEETING OF
STOCKHOLDERS:

   Richard P. Banis                                                      1996
    Mr. Banis, 52, was President of the Company from August 1988 un-
    til he retired in July 1991. Until his retirement, Mr. Banis was also the Company's Chief Operating Officer and a member of the
    Company's Board of Directors, positions he had held since
    September 1984 and December 1983, respectively. He was also the
    Chief Accounting Officer and Chief Financial Officer of the Com-
    pany from June 1981 and January 1984, respectively, through Au-
    gust 1984. Mr. Banis, who has held his current position on the
    Company's Board of Directors since October 14, 1996, is also a member of the Compliance Review Committee of the Company's Board
    of Directors.
   Arthur H. Bilger                                                      1997
    Mr. Bilger, 44, a private investor, was President and Chief Oper-
    ating Officer of New World Communications Group Incorporated, a
    television broadcasting and production company, for a period of two years until January 1997. From 1990 until he joined New
    World, Mr. Bilger was a principal of Apollo Advisors, L.P. and
    Lion Advisors, L.P., entities engaged in the investment of capi-
    tal in acquisitions and corporate restructurings. Mr. Bilger, who previously served on the Company's Board of Directors from 1983 until 1989 and has held his current position on the Board since
    February 28, 1997, is also a member of the Board's Executive,
    Compensation and Directors' Nominating Committees.

                                                                       DIRECTOR
                          NOMINEE OR DIRECTOR                           SINCE
                          -------------------                          --------
   Richard A. Etter                                                      1996
    Mr. Etter, 58, was Chairman of the Board and Chief Executive Of-
    ficer of Bank of America--Nevada for a period of more than five years prior to his retirement on May 1, 1996, after 30 years with the bank. Mr. Etter, who has been a member of the Company's Board of Directors since October 14, 1996, is also a member of the Au-
    dit and the Compliance Review Committees of the Company's Board
    of Directors. Mr. Etter is an advisory director of Bank of Ameri-
    ca--Nevada.

CLASS II--DIRECTORS ELECTED TO SERVE UNTIL THE 1999 ANNUAL MEETING OF
STOCKHOLDERS:

   Clyde T. Turner                                                       1993
    Mr. Turner, 59, has been Chief Executive Officer of the Company since February 24, 1994 and Chairman of the Board of the Company
    since July 8, 1994. From February 19, 1993 until June 1, 1995 he also served as President of the Company and from February 19,
    1993 until March 22, 1994, he served as the Company's Chief Fi-
    nancial Officer. Mr. Turner is also a member of the Executive and the Directors' Nominating Committees of the Company's Board of
    Directors. Prior to joining the Company, Mr. Turner was Executive
    Vice President, Chief Financial Officer and Treasurer of Mirage
    Resorts, Incorporated (formerly Golden Nugget, Inc.) from March
    1979 to October 1992. Previously, he was a founding and Managing
    Partner and Director of Nevada's first state-wide accounting firm from December 1966 through February 1979 specializing in con-
    struction, banking and governmental clients and was concurrently a member of the Nevada Gaming Commission from 1970 to 1973, authoring a major revision to the Commission's regulations gov-
    erning the internal controls and procedures of casinos. He also serves as a Director and First Vice President of the Boys and
    Girls Club of Las Vegas Foundation.
   William A. Richardson                                                 1995
    Mr. Richardson, 50, has been Executive Vice President and a mem-
    ber of the Board of Directors of the Company since June 1, 1995.
    For a period of more than five years prior to assuming his pres-
    ent positions with the Company, Mr. Richardson was involved in an executive capacity in the management and operations of the Gold
    Strike Entities which were acquired by the Company on June 1,
    1995.

CLASS III--NOMINEES FOR ELECTION TO SERVE UNTIL THE 2000 ANNUAL MEETING OF
STOCKHOLDERS:

   Michael S. Ensign                                                     1995
    Mr. Ensign, 59, has been Vice Chairman of the Board and Chief Op-
    erating Officer of the Company since June 1, 1995. For a period of more than five years prior to assuming his present positions with the Company upon its acquisition of the Gold Strike Enti-
    ties, Mr. Ensign was involved in an executive capacity in the management and operations of the Gold Strike Entities. Previous-
    ly, Mr. Ensign was employed by the Company for a period of 10 years and held the position of Chief Operating Officer at the time of his departure from the Company in 1984 to devote his full time to the Gold Strike Entities. Mr. Ensign is a member of the
    Executive and the Directors' Nominating Committees of the
    Company's Board of Directors.

                                                                       DIRECTOR
                          NOMINEE OR DIRECTOR                           SINCE
                          -------------------                          --------
   Glenn W. Schaeffer                                                    1996
    Mr. Schaeffer, 43, has been President, Chief Financial Officer and Treasurer of the Company since June 1, 1995 and a member of the Board of Directors since March 4, 1996. From 1993 until the
    Company's acquisition of the Gold Strike Entities on June 1,
    1995, Mr. Schaeffer was involved in an executive capacity in the management and operations of the Gold Strike Entities. Prior thereto, Mr. Schaeffer was President of the Company from June
    1991 until February 1993 and Chief Financial Officer and a direc-
    tor of the Company from 1984 until February 1993.
   Michael D. McKee                                                      1996
    Mr. McKee, 51, has been Executive Vice President of The Irvine
    Company, a real estate development and investment company, since
    April 1994 and Chief Financial Officer since December 1996. Prior to joining The Irvine Company, Mr. McKee was the Managing Partner
    of the Orange County, California office of the law firm of Latham
    & Watkins, of which he was a partner from January 1986 to March
    1994. Mr. McKee, who has been a member of the Company's Board of
    Directors since November 30, 1996, is also a member of the Audit and the Compensation Committees of the Company's Board of Direc-
    tors. Mr. McKee is also a director of Health Care Property In-
    vestors, Inc., Irvine Apartment Communities, Inc. and Realty In-
    come Corporation.

EXECUTIVE OFFICERS OTHER THAN NOMINEES AND DIRECTORS

  Antonio C. Alamo, 55, has been a Senior Vice President--Operations of the Company since June 1, 1995. Prior to assuming his current position with the Company, Mr. Alamo was from January 1, 1995 involved in the management and operations of the Gold Strike Entities. Previously, Mr. Alamo was the Executive Vice President and Chief Operating Officer of MGM Grand Hotel, Casino and Theme Park from July 1994 to December 1994 and its Senior Vice President and General Manager from January 1992 to July 1994.

  Gregg H. Solomon, 39, has been a Senior Vice President--Operations of the Company since June 1, 1995. Prior to assuming his current position with the Company, Mr. Solomon was for a period of more than five years involved in the management and operations of the Gold Strike Entities, most recently as Director of Operations for the Gold Strike Entities and General Manager of the Gold Strike Hotel & Gambling Hall.

  Kurt D. Sullivan, 45, has been a Senior Vice President--Operations of the Company since June 1, 1995 and was a member of the Board of Directors from February 24, 1994 until November 30, 1996. From February 24, 1994 until he assumed the position of Senior Vice President--Operations, Mr. Sullivan was an Executive Vice President and Chief Operating Officer of the Company. Prior thereto, Mr. Sullivan, who has been with the Company for more than 15 years, held a number of other positions, most recently, as the general manager at Circus Circus--Las Vegas.

  Yvette E. Landau, 40, has been General Counsel and Secretary of the Company since June 1996. From January 1993 until she assumed her current positions, Ms. Landau served as Associate General Counsel of the Company. From 1984 until she joined the Company in 1993, Ms. Landau was engaged in the private practice of law in Phoenix, Arizona as a partner in the law firm of Snell & Wilmer.

  Les Martin, 40, has been Corporate Controller of the Company since November 1994. He joined the Company in April 1984 and, until he assumed his present position, was employed as Manager of Financial Reports. Mr. Martin is a certified public accountant and, prior to joining the Company, was employed with a national public accounting firm.

                            MANAGEMENT REMUNERATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table sets forth certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the Company's six other most highly compensated officers during the year ended January 31, 1997 (collectively the "named executive officers") for the fiscal years ended January 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM COMPENSATION
                                                             -----------------------------------
                                   ANNUAL COMPENSATION              AWARDS             PAYOUTS
                             ------------------------------- ---------------------    ----------
          (A)           (B)     (C)      (D)        (E)         (F)        (G)           (H)         (I)
                                                             RESTRICTED SECURITIES
       NAME AND                                 OTHER ANNUAL   STOCK    UNDERLYING                ALL OTHER
       PRINCIPAL                                COMPENSATION  AWARD(S)   OPTIONS/        LTIP    COMPENSATION
       POSITION         YEAR SALARY($) BONUS($)    ($)(1)       ($)      SARS(#)      PAYOUTS($)     ($)
       ---------        ---- --------- -------- ------------ ---------- ----------    ---------- ------------
Clyde T. Turner         1997  826,667  540,410        0           0             0          0        80,543(3)
 Chairman of the Board  1996  800,000  920,240        0           0     2,000,000(2)       0        39,420
 and Chief Executive    1995  802,120        0        0           0     1,500,000(4)       0        39,420
 Officer
Michael S. Ensign(5)    1997  645,833  422,195        0           0             0          0             0
 Vice Chairman of the   1996  416,666  479,292        0           0             0          0         2,367
 Board and Chief        1995       --       --       --          --            --         --            --
 Operating Officer
Glenn W. Schaeffer(5)   1997  620,000  405,307        0           0             0          0        26,421(6)
 President, Chief       1996  400,000  460,120        0           0       900,000          0       102,900
 Financial Officer and  1995       --       --       --          --            --         --            --
 Treasurer
William A.
 Richardson(5)          1997  645,833  422,195        0           0             0          0             0
 Executive Vice         1996  416,666  479,292        0           0             0          0         2,167
 President              1995       --       --       --          --            --         --            --
Antonio C. Alamo(5)     1997  400,000  400,000        0           0        50,000          0        41,396(7)
 Senior Vice President- 1996  266,667  266,304        0           0       200,000          0        25,129
 Operations             1995       --       --       --          --            --         --            --
Gregg H. Solomon(5)     1997  400,000  400,000        0           0        50,000          0             0
 Senior Vice President- 1996  266,667  266,304        0           0       200,000          0             0
 Operations             1995       --       --       --          --            --         --            --
Kurt D. Sullivan        1997  400,000  400,000        0           0        50,000          0        15,642(8)
 Senior Vice President- 1996  466,666  266,304        0           0             0          0        17,032
 Operations             1995  600,000        0        0           0       465,000(9)       0        14,782

--------
 (1) During each of the years ended January 31, 1997, 1996 and 1995, certain of the individuals named in column (a) received personal benefits not reflected for such years in the respective amounts set forth for such individual in columns (c), (d) and (e), the dollar value of which did not for any of such individuals for any of such years exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such individual in columns (c) and (d) for such year.
                                                (footnotes continued on page 9)

 (2) Mr. Turner paid the Company a purchase price of $1 per share, or an aggregate of $2,000,000, in consideration for the Company's grant of the option to purchase these shares.

 (3) Of this amount, $3,825 represents the premium paid by the Company with respect to the term life portion of a split-dollar life insurance policy, $71,535 represents the present value (as more fully described in Note 10) of the non-term portion of the premium paid with respect to such split-dollar policy, and $5,183 represents disability insurance premiums.

 (4) Includes both an original option for 450,000 shares and a replacement option for the same number of shares which was issued in connection with a repricing of options pursuant to which Mr. Turner surrendered the original 450,000-share option. Also includes a replacement option for 600,000 shares which was issued in connection with the aforementioned repricing of options pursuant to which an option for 600,000 shares received by Mr. Turner in fiscal 1994 was surrendered.

 (5) This individual was not employed by the Company during the period from February 1, 1994 through May 31, 1995.

 (6) Of this amount, $1,088 represents the premium paid by the Company with respect to the term life portion of a split-dollar life insurance policy, $19,925 represents the present value (as more fully described in Note 10) of the non-term portion of the premium paid with respect to such split-dollar policy, and $5,408 represents disability insurance premiums.

 (7) Of this amount, $1,480 represents the premium paid by the Company with respect to the term life portion of a split-dollar life insurance policy, $32,124 represents the present value (as more fully described in Note 10) of the non-term portion of the premium paid with respect to such split-dollar policy, and $7,792 represents disability insurance premiums.

 (8) Of this amount, $962 represents the premium paid by the Company with respect to the term life portion of a split-dollar life insurance policy, $13,207 represents the present value (as more fully described in Note 10) of the non-term portion of the premium paid with respect to such split-dollar policy, and $1,473 represents disability insurance premiums.

 (9) Represents a net increase during the year of only 150,000 shares. The balance of these shares are covered by options granted to Mr. Sullivan upon his surrender for cancellation of other options to purchase an aggregate of 315,000 shares.

(10) The present value of the premium paid by the Company on the non-term portion of each of the split-dollar life insurance policies referred to in Notes 3, 6, 7 and 8, above, represents a value equivalent to the interest-free use of such premium over the period from the date of payment of such premium to the earliest date the Company is expected to receive a refund of such premium, based on an interest rate of 8.2% per annum. For fiscal 1996 and fiscal 1995, the amounts reported include the entire premium paid.

OPTIONS GRANTED IN THE LAST FISCAL YEAR

  The following table provides information related to options to purchase the Company's Common Stock granted to the named executive officers during the fiscal year ended January 31, 1997. The Company has never granted any stock appreciation rights.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                     POTENTIAL REALIZABLE
                                                                       VALUE AT ASSUMED
                                                                         ANNUAL RATES
                                                                        OF STOCK PRICE
                                                                       APPRECIATION FOR
                         INDIVIDUAL GRANTS                              OPTION TERM(1)
-------------------------------------------------------------------- ---------------------
          (A)               (B)         (C)        (D)       (E)        (F)        (G)
                         NUMBER OF
                         SECURITIES
                         UNDERLYING  % OF TOTAL
                          OPTIONS/  OPTIONS/SARS EXERCISE
                            SARS     GRANTED TO  OR BASE
                          GRANTED   EMPLOYEES IN PRICE(2) EXPIRATION
          NAME              (#)     FISCAL YEAR   ($/SH)   DATE(3)     5% ($)    10% ($)
          ----           ---------- ------------ -------- ---------- ---------- ----------
Clyde T. Turner.........        0        N/A         N/A        N/A         N/A        N/A
Michael S. Ensign.......        0        N/A         N/A        N/A         N/A        N/A
Glenn W. Schaeffer......        0        N/A         N/A        N/A         N/A        N/A
William A. Richardson...        0        N/A         N/A        N/A         N/A        N/A
Antonio C. Alamo........   50,000       15.2      32.875   12/17/06   1,033,746  2,619,714
Gregg H. Solomon........   50,000       15.2      32.875   12/17/06   1,033,746  2,619,714
Kurt D. Sullivan........   50,000       15.2      31.000    7/29/06     974,787  2,470,300

--------
(1) Illustrates the value that might be realized upon the exercise of an option immediately prior to the expiration of its term, assuming specified compounded rates of appreciation in the value of the Company's Common Stock over the term of the option. Assumed rates of appreciation are not necessarily indicative of future stock performance.

(2) Options may be exercised with cash, other shares of the Company's Common Stock or a combination of cash and such shares at the discretion of the committee which administers the Company's stock option plans.

(3) Options are subject to termination prior to their stated expiration dates in certain instances relating to termination of employment.

OPTION EXERCISES IN LAST FISCAL YEAR

  The following table provides information related to options to purchase the Company's Common Stock exercised by the named executive officers during the fiscal year ended January 31, 1997 and the number and value of options to purchase such Common Stock held as of the end of such fiscal year. The Company does not have any outstanding stock appreciation rights.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                    VALUES

          (A)                  (B)               (C)                     (D)                       (E)
                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                                   OPTIONS/SARS AT        IN-THE-MONEY OPTIONS/
                                                                      FY-END(#)           SARS AT FY-END($)(2)
                         SHARES ACQUIRED                      ------------------------- -------------------------
          NAME           ON EXERCISE(#)  VALUE REALIZED($)(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           --------------- -------------------- ----------- ------------- ----------- -------------
Clyde T. Turner.........          0                N/A         1,566,667    1,483,333   16,850,002   10,599,998
Michael S. Ensign.......          0                N/A                 0            0          N/A          N/A
Glenn W. Schaeffer......          0                N/A           180,000      720,000    1,295,000    5,180,000
William A. Richardson...          0                N/A                 0            0          N/A          N/A
Antonio C. Alamo........          0                N/A            40,000      210,000      400,000    1,718,750
Gregg H. Solomon........     10,000            116,875            30,000      210,000      300,000    1,718,750
Kurt D. Sullivan........          0                N/A           265,000      100,000    3,710,000      912,500

--------
(1) Represents, with respect to each share purchased, the market value of such share on the date of purchase (based on the average of the reported high and low sale prices for the Common Stock on the New York Stock Exchange on the date of exercise), less the exercise price paid for such share.

(2) Represents, with respect to each share, the closing price for the Common Stock on the New York Stock Exchange on January 31, 1997, less the exercise price payable for such share (and, in the case of options to purchase 2,000,000 shares for which Mr. Turner paid a $2,000,000 purchase price, less the purchase price paid for such option).

COMPENSATION OF DIRECTORS

  The directors of the Company who are not otherwise employees of the Company receive cash compensation for their services as follows: (i) $30,000 per year;
(ii) $1,500 for each meeting of the Board of Directors attended; and
(iii) $1,000 ($1,500 in the case of the committee chairman) for each meeting of a committee of the Board attended. All of the Company's directors are entitled to reimbursement of the out-of-pocket expenses incurred in attending Board and committee meetings.

  Pursuant to the Company's 1991 Stock Incentive Plan (the "1991 Plan"), each director of the Company who is not an employee of the Company is entitled to receive on the date of the meeting and annually on the date of each subsequent annual meeting of stockholders during the term of the 1991 Plan following which he continues to serve as a director of the Company, as a formula award, an option to purchase 10,000 shares of the Company's Common Stock. The exercise price per share for each option granted as a formula award is the average of the Fair Market Values (as defined) for the fifth (5th) through the ninth (9th) "business days" following the date of grant. For purposes of the preceding sentence, "Fair Market Value" is defined in the 1991 Plan as the mean of the high and low per share trading prices for the Common Stock as reported in The Wall Street Journal for New York Stock Exchange Composite Transactions. A formula award becomes exercisable when, and only if, the optionee continues to serve as a director until the first annual meeting of the Company's stockholders held following the year in which the award is granted. Unless forfeited in accordance with the terms of the 1991 Plan, a formula award becomes exercisable as to 40% of the shares subject thereto after one year, as to 70% of the shares subject thereto after two years, and as to 100% of the shares subject thereto after three years and, unless earlier exercised or forfeited, remains exercisable for a period of ten years from the date of the grant.

  Effective April 25, 1997, the Company terminated a Retirement Plan for Outside Directors which had been adopted in 1995. The purpose of the plan was to provide directors of the Company who were not employees of the Company with post-retirement benefit payments in recognition of their service to the Company and to ensure that the overall compensation arrangements for nonemployee directors were adequate to attract and retain highly qualified individuals to serve on the Company's Board. Effective April 25, 1997, the Company also terminated a consulting plan adopted during the prior fiscal year pursuant to which an eligible director would be entitled to receive an annual fee of $20,000 for up to five years following his retirement from the Board for consulting services to be rendered to the Company following such retirement. As a result of the termination of the aforementioned plans, none of the Company's current or future directors will be entitled to receive retirement benefits or consulting fees pursuant to either plan. Carl F. Dodge, William N. Pennington and Arthur M. Smith (the "Compensated Directors") each retired from the Board during the fiscal year ended January 31, 1997 and prior to the termination of either plan. Upon their retirement from the Board, the Compensated Directors each became entitled to receive a retirement benefit at the rate of $20,000 per annum plus the annual fee payable to eligible directors pursuant to the consulting plan. The retirement benefit was payable based on the number of years of service, and, in the case of service of more than ten years, for life. Upon the death of a Compensated Director prior to his receipt of the annual retirement benefit for the shorter of 10 years or the number of years of his service, his surviving spouse was entitled to receive the benefit for a period of up to 10 years. In April 1997, the Company secured the agreement of each of the Compensated Directors to accept a lump sum cash payment ($200,608 to Mr. Dodge, $293,320 to Mr. Pennington and $277,501 to Mr. Smith) in full settlement of its obligations to such individuals under the plans. Each payment represented the actuarial present value of the Company's accrued and unpaid obligation with respect to the payee (including the aforementioned right of his spouse, should she survive him) plus 25% and 10% premiums with respect to the retirement and consulting components, respectively, to compensate the payees for mortality bias, in accordance with the recommendation of the Company's compensation consultant.

EMPLOYMENT AGREEMENTS

  Effective June 1, 1995, the Company entered into an employment agreement with each of the named executive officers. Each such employment agreement provides for an initial base salary (in the cases of Clyde T. Turner, Michael
S. Ensign, Glenn W. Schaeffer and William A. Richardson, with a mandatory increase of 5% per year during the term of the agreement) plus any discretionary increases as may be determined by the Board of Directors. In addition, each such agreement provides for the employee's eligibility to receive an annual bonus under the bonus plan described under "Executive Officers Bonus Plan," below, established by the Company for its senior executive officers to provide for the payment of bonus compensation based upon financial or other performance criteria which is intended to conform to the requirements that apply to "qualified performance based compensation" under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Each agreement further provides that the targeted annual bonus shall not be less than 100% of the employee's then current base salary. Additionally, each agreement provides that upon the termination of employment by the employee upon the occurrence of certain events, including a "Change in Control" or for other "Good Reason" or by the Company without "Cause," as each such term is defined in the agreement (each, a "Designated Termination") or the Company's failure to consent to any automatic one-year extension of the agreement (or any automatic three-year extension in the case of Mr. Turner's agreement), the Company will be obligated to pay the employee's then-current base salary and targeted bonus (plus any other amounts due to, or for the benefit of, the employee) for the greater of the remainder of the agreement's then-current term or a period of 12 months (or a period of 36 months in the case of Mr. Turner's agreement) and all options to purchase the Company's Common Stock held by the employee will become exercisable immediately.

  Mr. Turner's employment agreement provides for his employment as the Company's Chairman of the Board and Chief Executive Officer for a current term which expires on May 31, 1998, with subsequent automatic three-year renewal terms subject to early termination by either Mr. Turner or the Company with six months' notice prior to renewal. The agreement also provides for a current base salary and a current annual target bonus in the amount of $840,000 each, increasing to $882,000 effective June 1, 1997.

  Mr. Ensign's employment agreement provides for his employment as the Company's Vice Chairman of the Board and Chief Operating Officer for a current term which expires on May 31, 1998, with subsequent one-year renewal terms, subject to early termination by either Mr. Ensign or the Company with six months' notice prior to renewal. The agreement also provides for a current base salary and a current annual target bonus in the amount of $656,250 each, increasing to $689,063 effective June 1, 1997.

  Mr. Schaeffer's employment agreement provides for his employment as the Company's President, Chief Financial Officer and Treasurer for a current term which expires on May 31, 1998, with subsequent one-year renewal terms, subject to early termination by either Mr. Schaeffer or the Company with six months' notice prior to renewal. The agreement also provides for a current base salary and a current annual target bonus in the amount of $630,000 each, increasing to $661,500 effective June 1, 1997.

  Mr. Richardson's employment agreement provides for his employment as the Company's Executive Vice President for a current term which expires on May 31, 1998, with subsequent one-year renewal terms, subject to early termination by either Mr. Richardson or the Company with six months' notice prior to renewal. The agreement also provides for a current base salary and a current annual target bonus in the amount of $656,250 each, increasing to $689,063 effective June 1, 1997.

  Mr. Alamo's employment agreement provides for his employment as a Senior Vice President--Operations of the Company for a current term which expires on May 31, 1998, with subsequent one-year renewal terms, subject to early termination by either Mr. Alamo or the Company with six months' notice prior to renewal. Mr. Alamo's employment agreement provides for a current base salary and a current annual target bonus in the amount of $400,000 each.

  Mr. Solomon's employment agreement provides for his employment as a Senior Vice President--Operations of the Company for a current term which expires on May 31, 1998, with subsequent one-year renewal terms, subject to early termination by either Mr. Solomon or the Company with six months' notice prior to renewal. Mr. Solomon's employment agreement provides for a current base salary and a current annual target bonus in the amount of $400,000 each.

  Mr. Sullivan's employment agreement provides for his employment as a Senior Vice President--Operations of the Company for a current term which expires on May 31, 1998, with subsequent one-year renewal terms, subject to early termination by either Mr. Sullivan or the Company with six months' notice prior to renewal. The agreement also provides for a current base salary and a current annual target bonus in the amount of $400,000 each.

EXECUTIVE OFFICER BONUS PLAN

  The Company has an Executive Officer Bonus Plan (the "Bonus Plan") which was adopted by the Board of Directors on March 19, 1995 and approved by the Company's stockholders on June 22, 1995. The Bonus

Plan was adopted for the purpose of implementing the bonus compensation provisions of the Company's employment agreements with its officers, including the ones described under "Employment Agreements", above.

  The Bonus Plan is a performance bonus plan which is designed to provide certain senior executives with incentive compensation based upon the achievement of previously established performance goals. The Bonus Plan is intended to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to tie their goals and interests to those of the Company and its stockholders and to enable the Company to attract and retain highly qualified executive officers. Executive officers at the level of vice president or above may be eligible to participate in the Bonus Plan. Prior to, or at the time of, establishment of the performance objectives for a performance period, which will generally be the Company's fiscal year, the Committee designated under the Bonus Plan (initially the Compensation Committee (the "Committee")) will designate the specific executive officers who will participate in the Bonus Plan for such performance period. Messrs. Turner, Ensign, Richardson and Schaeffer were designated to participate in the Bonus Plan for the fiscal year of the Company ended January 31, 1997.

  The Bonus Plan is designed to comply with Section 162(m) of the Internal Revenue Code, which limits the tax deductibility by the Company of compensation paid to certain officers named in the compensation tables of its proxy statement to $1,000,000 in any fiscal year of the Company. At the beginning of each performance period and subject to the requirements of
Section 162(m), the Committee will establish performance goals, specific performance objectives and objectively determinable computation formulae or methods for determining each participant's bonus under the Bonus Plan for such performance period. The performance goals may include any one or more of the following corporate business criteria: pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, or productivity. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m), performance goals may include a participant's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility.

  At or after the end of each performance period, the Committee is required by the terms of the Bonus Plan to certify in writing whether the previously established performance goals and objectives have been satisfied in such performance period. The actual bonus award for any participant for such performance period shall then be determined based upon the previously established computation formulae or methods. In no event will any bonus award for any plan year exceed the lesser of 150% of the participant's annual base salary as in effect at the beginning of the plan year or $1,500,000. The Committee has no discretion to increase the amount of any participant's bonus as so determined, but may reduce the amount of, or totally eliminate, such bonus if the Committee determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors. In no event will the aggregate amount of all bonuses payable in any plan year under the Bonus Plan exceed 10% of the Company's average annual income before taxes during the preceding five fiscal years of the Company.

  Approved awards under the Plan are payable in cash as soon as is practicable after the end of each performance period and after the Committee has certified in writing that the relevant performance goals were achieved. Awards that are otherwise payable to a participant who is not employed by the Company as of the last day of a performance period will be prorated or eliminated pursuant to specified provisions of the Bonus Plan. A participant will recognize ordinary taxable income upon receipt of payments under the Bonus Plan.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

INTRODUCTION

  The Company's policies and procedures relating to the compensation of its executive officers during the fiscal year ended January 31, 1997 and the respective levels and forms of their compensation, including awards made pursuant to the Company's stock option and stock incentive plans (collectively the "Plans"), were, except as indicated below, the responsibility of a Compensation Committee (the "Compensation Committee") whose members were selected by the Board from those directors not employees of the Company or any subsidiary of the Company. The only individuals who participated in the deliberations of the Compensation Committee during the fiscal year ended January 31, 1997 were Tony Coelho, then the Committee's Chairman, and Fred W. Smith, each of whom was a member of the committee throughout the entire fiscal year, and Arthur M. Smith, who served on the committee from the beginning of the fiscal year until his retirement from the Board on November 30, 1996. None of aforementioned members of the Compensation Committee, who constituted the only persons who served on such committee during fiscal 1997, has ever been an officer or employee of the Company.

COMPENSATION POLICIES

  The Company's current policies with respect to executive compensation are as follows:

  1. To establish compensation programs designed to attract and retain highly-qualified executives.

  2. To provide motivation to the Company's executives through compensation that is correlated to the performance of the individual and to the performance of the Company.

  3. To compensate executives in a manner that rewards both current performance and longer-term performance.

  4. To provide executives with a financial interest in the success of the Company similar to the interests of the Company's stockholders.

  Consistent with the aforementioned policies, the Company's compensation of its executive officers during the year ended January 31, 1997 involved a combination of salary and cash bonuses to reward short-term performance. It also involved grants of stock options to certain of the Company's executive officers, including three of the named executive officers other than the Company's Chief Executive Officer, to encourage and reward longer-term performance.

  The base salary of each of the Company's named executive officers, including that of the Chief Executive Officer, was established under the terms of an employment agreement approved by the Board of Directors in March 1995 and described under "Management Renumeration--Employment Agreements," and the base salary of each of the Company's other executive officers was fixed by the Compensation Committee without reference to any specific criteria at a level intended to make such officer dependent for an estimated 50% of his or her compensation on bonuses earned over the year, assuming the receipt of bonuses approximating such officer's target bonus.

  Bonus awards for fiscal 1997 to executive officers at the level of vice president or above whose total cash compensation could exceed $1 million in fiscal 1997 were made pursuant to the Executive Officer Bonus Plan (the "Bonus Plan") described under "Management Remuneration--Executive Officer Bonus Plan," which was approved by the Company's stockholders on June 22, 1995. Such bonuses were determined in accordance with

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                 /\ DETACH AND RETAIN THIS ADMISSION TICKET /\
 [CIRCUS TENT LOGO
   APPEARS HERE]              ADMISSION TICKET


                       CIRCUS CIRCUS ENTERPRISES, INC.

 STOCKHOLDER NAME(S): _____________________________    1997 Annual Meeting
                              (PLEASE PRINT)         Tuesday, June 24, 1997

                                                         10:00 A.M. PDT
                      _____________________________    The Grand Ballroom
                                                     Luxor Hotel and Casino

 STOCKHOLDER ADDRESS: _____________________________ 3900 Las Vegas Boulevard
                                                              South

                      _____________________________     Las Vegas, Nevada

 If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on your proxy card. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 9:00 A.M., PDT. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 25, 1997.

                                --------------

 THIS ADMISSION TICKET SHOULD NOT BE RETURNED WITH YOUR PROXY BUT SHOULD BE RETAINED AND BROUGHT WITH YOU TO THE ANNUAL MEETING. To be eligible for a drawing for Vacation Packages at selected Circus properties, you must attend the Annual Meeting and present this Admission Ticket at the time of your registration.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                /\ DETACH AND RETAIN THIS ADMISSION TICKET /\

                               ADMISSION TICKET

                               1997 Annual Meeting
                                       of

                        CIRCUS CIRCUS ENTERPRISES, INC.

                                --------------

                                     Agenda

            1. To elect three Class III directors;
            2. To approve amendments to the Company's 1989 and
               1993 stock option plans and 1991 stock incentive plan;
            3. To ratify the appointment of Arthur Andersen LLP
               as independent auditors to examine and report on the financial statements for the fiscal year ending January 31, 1998; and
            4. To transact such other business as may properly
               be brought before the meeting or any
               adjournment(s) thereof.

                                --------------

                               (See Reverse Side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
the terms of the Bonus Plan by the adjustment of the target bonuses set forth in the respective officers' employment agreements pursuant to a formula established by the Compensation Committee based solely on a comparison of the Company's operating income for the period from February 1, 1996 through January 31, 1997 (the "Performance Period") with predetermined target levels of operating income established for the Performance Period. Bonus awards to executives not covered by the Bonus Plan are currently paid quarterly and, in fiscal 1997, were determined based on the Compensation Committee's subjective evaluation of such executives' respective levels of supervisory or management responsibilities and individual performances, without reference to any specific measure of corporate performance.

  The Compensation Committee's awards under the Plans (which, in fiscal 1997, consisted solely of stock options) are intended to provide executives with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in the Company's success through the opportunity to acquire an increased stock ownership in the Company and to benefit from appreciation in the value of the Company's stock. Awards made pursuant to the Plans in fiscal 1997 were based on the Compensation Committee's subjective evaluation of the respective levels of supervisory or management responsibilities of recipients of awards and their potential contribution to the Company's long-term success. In arriving at its decisions regarding awards pursuant to the Plans, the Compensation Committee considers, among other factors, the respective numbers and terms of the options already held by the Company's executive officers. The Company's past performance was not a factor in the Compensation Committee's awards of stock options during fiscal 1997. In accordance with the provisions of the Plans, the Compensation Committee issued all of the stock options granted in fiscal 1997 at exercise prices equal to the market value of the Company's Common Stock on the date of the grant, thus linking the value of such options to the subsequent performance of the Company's Common Stock and thereby giving the holders of the options an interest in the Company's performance similar to that of its stockholders.

POLICY REGARDING DEDUCTIBILITY OF COMPENSATION FOR TAX PURPOSES--COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

  Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to a public company for compensation over $1 million paid to its chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee's policy during fiscal 1997 was to structure the performance-based portion of the compensation of the Company's executive officers in a manner that would comply with Section 162(m) whenever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of the compensation plan under which the compensation would be payable. The performance-based portion of the compensation paid to the Company's executive officers in fiscal 1997 consisted of options and cash bonuses awarded pursuant to plans approved by the Company's stockholders and such compensation was intended to constitute awards pursuant to such plans which will be fully deductible under Section 162(m).

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  The compensation of Clyde T. Turner, the Company's Chief Executive Officer who served in such capacity throughout the year ended January 31, 1997, consisted of salary (as specified in his employment agreement) and a cash bonus (determined based on the target bonus specified in his employment agreement, as adjusted in accordance with the Bonus Plan administered by the Compensation Committee). Mr. Turner's base salary and target bonus for fiscal 1997 were specified in his existing employment agreement approved by the Board of Directors in 1995. Such base salary and target bonus bear no specific relationship to any particular measure of the Company's performance. The bonus paid to Mr. Turner for fiscal 1997 was determined by adjustment of the aforementioned target bonus pursuant to a formula established by the Compensation Committee based solely on a comparison of the Company's operating income for the Performance Period with predetermined target levels of operating income established for the Performance Period. The Compensation Committee believes that the measure of operating performance utilized in fiscal 1997 to determine the amount of bonuses under the Bonus Plan, including that of Mr. Turner, is more appropriate than criteria based upon the market price of the Company's Common Stock. This view is based on the Compensation Committee's belief that while the performance of the Company's Common Stock over a longer period is a meaningful measure of the Company's performance, over the period of a single fiscal year, an officer's annual compensation should not be so closely tied to the vagaries of the stock market.

                                          COMPENSATION COMMITTEE
                                          Tony Coelho, Chairman
                                          Arthur M. Smith
                                          Fred W. Smith

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The individuals who served as members of the Company's Compensation Committee during fiscal 1997 were Tony Coelho, Chairman and Fred W. Smith, each of whom served throughout the entire fiscal year, and Arthur M. Smith who served on the committee from the beginning of the fiscal year until his retirement from the Board on November 30, 1996. No other person served on the Compensation Committee during the last fiscal year. None of the aforementioned members of the Compensation Committee is an officer or other employee, or former officer, of the Company or of any subsidiary of the Company.

  Effective January 1, 1994, the Company and Scores, Inc. entered into an agreement pursuant to which Scores, Inc. subleased 50% of the aircraft hangar space leased by the Company from an unaffiliated third party and for which the Company paid in 1994, 1995 and 1996 rent at a monthly base rate of $8,894, $9,339 and $9,806, respectively, plus allocable utility costs. The agreement, which was for a term that expired on December 31, 1996, required Scores, Inc. to pay the Company rent at the rate of $5,000 per month. Fred W. Smith, a director of the Company until his resignation on February 5, 1997, holds a one-third ownership interest in Scores, Inc. The transaction was reviewed and approved by the Audit Committee of the Company's Board of Directors, with Fred
W. Smith, then a member of the Audit Committee, abstaining.

                   COMPARATIVE STOCK PRICE PERFORMANCE GRAPH

  The graph below compares the cumulative total return (assuming reinvestment of dividends) from January 31, 1992 to January 31, 1997, on the Company's Common Stock with (i) the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and (ii) the Dow Jones Industry Group (Casinos) (the "Industry Group"). The graph assumes an investment of $100 on January 31, 1992 in each of the Company's Common Stock, the stocks comprising the S&P 500 Index and the stocks comprising the Industry Group.

  The historical stock price performance of the Company's Common Stock shown on the graph below is not necessarily indicative of future price performance.

  The graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                           [LINE GRAPH APPEARS HERE]


----------------------------------------------------------------------------------
                        1/31/92   1/31/93   1/31/94   1/31/95   1/31/96   1/31/97
----------------------------------------------------------------------------------
Circus Circus            $100      $145      $146      $106      $126      $140
----------------------------------------------------------------------------------
S&P 500                   100       111       125       126       174       220
----------------------------------------------------------------------------------
Industry Group            100       167       233       162       193       192
----------------------------------------------------------------------------------

            Circus Circus           S&P 500         Industry Group

                _____                .....              -----


Source:Media General Financial Services, Inc., Richmond, Virginia.

          INFORMATION CONCERNING COMMITTEES OF THE BOARD OF DIRECTORS

  Among the current committees of the Company's Board of Directors are an Executive Committee, an Audit Committee, a Compensation Committee, a Directors' Nominating Committee and a Compliance Review Committee.

  The Executive Committee, which held two (2) meetings during the fiscal year ended January 31, 1997, has and may exercise all of the powers of the Board of Directors (other than the Board's power to elect officers of the Company) during the period between meetings of the Board of Directors except as reserved to the Board of Directors or as delegated by the Company's Bylaws or by the Board of Directors to another standing or special committee of the Board or as may be prohibited by law. The current members of the Executive Committee are Clyde T. Turner, Chairman, Michael S. Ensign and Arthur H. Bilger.

  The Audit Committee, which held seven (7) meetings during the fiscal year ended January 31, 1997, reports periodically to the Board of Directors concerning the functions of the committee. The functions of the Audit Committee include (i) reviewing and making recommendations to the Board of Directors with respect to the engagement of an independent accounting firm to audit the Company's financial statements for the then current fiscal year;
(ii) instructing the certified public accountants to expand the scope and extent of the annual audits of the Company into areas of any concern to the Audit Committee, and, at its discretion, directing other special investigations to ensure the objectivity of the financial reporting of the Company; (iii) reviewing the reports submitted by the certified public accountants and reporting thereon to the Board of Directors with such recommendations as the Audit Committee may deem appropriate; (iv) meeting with such officers and department managers of the Company as the Audit Committee deems necessary in order to determine the adequacy of the Company's accounting principles and financial and operating policies, controls and practices, its public financial reporting policies and practices, and the results of the Company's annual audit; (v) meeting periodically with members of the Company's internal audit department and reviewing the reports of such department; (vi) conducting inquiries into any of the foregoing, the underlying and related facts, including such matters as the conduct of the Company's personnel, the integrity of the Company's records, the adequacy of the procedures and the legal and financial consequences of such facts; and (vii) retaining and deploying such professional assistance, including outside counsel and auditors, as the Audit Committee deems necessary or appropriate, in connection with the exercise of its powers. The current members of the Audit Committee are Richard A. Etter, Chairman, and Michael D. McKee.

  The Compensation Committee, which held five (5) meetings during the fiscal year ended January 31, 1997, reports periodically to the Board of Directors concerning the functions of the committee. The Compensation Committee's functions include (i) reviewing on a periodic basis the compensation of the Company's officers; (ii) recommending to the Board of Directors appropriate levels of compensation, including retirement, medical and incentive programs, for the Company's officers; and (iii) retaining such professional consultants or other assistance as the committee deems necessary or appropriate in connection with the performance of its duties. The Compensation Committee's functions also include administration of the Company's stock option and stock incentive plans, including the issuance of stock options or other awards pursuant to such plans. The current members of the Compensation Committee are Michael D. McKee, Chairman, and Arthur H. Bilger.

  The Directors' Nominating Committee, which held three (3) meetings during the fiscal year ended January 31, 1997, evaluates and presents to the Board of Directors, for its consideration, candidates to fill positions on the Board of Directors. The Directors' Nominating Committee will consider individuals recommended by stockholders. Any stockholder who wishes to recommend a prospective nominee for the Board of Directors for the committee's consideration may write Yvette Landau, General Counsel, Circus Circus Enterprises, Inc., 2880 Las Vegas Boulevard South, Las Vegas, Nevada 89109. The current members of the Directors' Nominating Committee are Arthur
H. Bilger, Chairman, Michael S. Ensign and Clyde T. Turner.

  The Compliance Review Committee, which held one (1) meeting during the fiscal year ended January 31, 1997, assists the Board of Directors in the implementation and administration of the Company's Gaming Compliance Program which has been created for the purpose of (i) ensuring compliance with gaming laws applicable to the business operations of the Company; (ii) advising the Board of Directors of the Company of any gaming law compliance problems or situations which may adversely affect the objectives of gaming control; and
(iii) performing due diligence in respect of proposed transactions and associations. The current members of the Compliance Review Committee are Richard P. Banis, Chairman, and Richard A. Etter.

  The Board of Directors held a total of seven (7) meetings during the fiscal year ended January 31, 1997. During such fiscal year, each director attended 75% or more of the total number of meetings of the Board and the committees of the Board on which he served that were held during the periods he served.

                             CERTAIN TRANSACTIONS

  For information concerning a transaction with an entity in which Fred W. Smith, then a director of the Company, owns an interest, see "Compensation Committee Interlocks and Insider Participation."

  Circus Circus Casinos, Inc. ("CCC"), a wholly owned subsidiary of the Company, and Lakeview Company ("Lakeview"), a Nevada general partnership of entities owned by Michael S. Ensign, William A. Richardson and their family members and another individual, are parties to a consulting agreement, dated as of June 1, 1995 (the "Consulting Agreement"), pursuant to which Lakeview is provided executive level management services with respect to its Gold Strike Inn and Casino located near Boulder City, Nevada (the "Lakeview Property"). For such services, Lakeview is obligated to pay an annual consulting fee of $120,000, which is intended to compensate the Company for the services rendered by its executive officers and is subject to renegotiation if CCC determines that the executive level of management services required pursuant to the Consulting Agreement exceed contemplated levels. The Consulting Agreement also obligates Lakeview to reimburse CCC for compensation or other out-of-pocket expenses (other than the compensation of executive officers of the Company and its subsidiaries) associated with the services provided to the Lakeview Property pursuant to the Consulting Agreement. The purpose of the Consulting Agreement is to compensate the Company for any time devoted by Messrs. Ensign, Richardson or other company personnel to the Lakeview Property, which Messrs. Ensign and Richardson elected to retain at the time of the Company's acquisition of their interests in a group of other entities known as the Gold Strike Entities. The Lakeview Property was retained by Messrs. Ensign and Richardson because of their intention to transfer their interests in the property to various members of their respective families.

  Pursuant to an agreement entered into on February 28, 1997 (the "transaction date"), the Company purchased from William Ensign, the son of Michael S. Ensign, 38,486 shares of the Company's Common Stock on March 3, 1997. The shares were purchased for $1,300,442, or $33.79 per share. The purchase price represented the 20-day average of the closing prices of the Common Stock, as reported on the New York Stock Exchange Composite Tape, during the 30 trading days ending on the transaction date, after eliminating the five highest and the five lowest closing prices during such period. The transaction was reviewed and its terms approved by the Audit Committee of the Company's Board of Directors.

  During the fiscal year ended January 31, 1997, certain of the Company's properties purchased an aggregate of $82,628 of bakery products from an entity owned by Steve M. Pennington, the son of William N. Pennington who served as a member of the Company's Board of Directors until October 1, 1996. The transactions were reviewed and ratified by the Audit Committee of the Company's Board of Directors.

                    APPROVAL OF AMENDMENTS TO THE COMPANY'S
                     1989 AND 1993 STOCK OPTION PLANS AND
                           1991 STOCK INCENTIVE PLAN

DESCRIPTION OF THE AMENDMENTS

  The Board of Directors has, subject to approval of the Company's stockholders, amended the Company's 1989 Stock Option Plan (the "1989 Plan"), 1991 Stock Incentive Plan (the "1991 Plan") and 1993 Stock Option Plan (the "1993 Plan"), as more fully described below, in order to permit income attributable to the exercise of options granted pursuant to such plans following the meeting to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1996, as amended (the "Code"), and consistent with the applicable provisions of Treasury Regulations issued pursuant to Section 162(m). Section 162(m) generally disallows a tax deduction to a publicly owned company for compensation in excess of $1 million paid to the company's chief executive officer or to any of its four other most highly compensated executive officers. However, qualifying "performance-based compensation" is not subject to the deduction limitation imposed under Section 162(m). Amendments to the 1989 Plan, the 1991 Plan and the 1993 Plan (collectively, the "Plans") are being presented to the Company's stockholders for approval which, if approved by stockholders, will limit the number of shares of the Company's Common Stock for which options may be granted to any participant in any fiscal year to 100,000 under the 1989 Plan, 200,000 under the 1991 Plan and 1,000,000 under the 1993 Plan. The text of each amendment is set forth in Appendix A. The Board of Directors has established the aforementioned limits at the respective levels indicated with the intention of minimizing the risk that such limitations could contribute to a competitive disadvantage for the Company should it, at some future date, be competing with another company for the services of an individual whose availability to the Company should be deemed by the Board to be important to the Company. The foregoing limitations, which will be subject to proportional adjustment in the event of certain changes in the Company's capitalization (such as a stock split), are intended to permit income attributable to stock options granted pursuant to the Plans to qualify as "performance-based compensation" within the meaning of Section 162(m) and applicable Treasury Regulations. A special transitional rule contained in the Treasury Regulations permits certain plans (including the Plans) to be deemed to be in compliance with certain Section 162(m) "performance-based compensation" requirements (as discussed further under "Federal Tax Aspects of the Plans") during a reliance period which ends with respect to the Plans as of the date of the meeting. As a consequence, the aforementioned amendments to the Plans have been adopted, and are being proposed for stockholder approval, in order to permit the income attributable to option grants made under the Plans after the date of the meeting to be treated as "performance-based compensation." In the absence of such amendments, the number of shares that may be subject to options granted to an individual under a Plan will only be limited by the number of options from time to time available under such Plan, and any options granted pursuant to the Plans after the date of the meeting will not satisfy the "performance-based compensation" requirements applicable to stock option grants under the general provisions of the Treasury Regulations. The Board's Compensation Committee (the "Committee"), which administers each of the Plans, has informed the Board that the Committee has made no determination as to the recipients of or the numbers of shares to be covered by future grants under the Plans.

  IF APPROVED BY STOCKHOLDERS, THE PROPOSED AMENDMENTS WILL NOT INCREASE THE NUMBER OF SHARES AVAILABLE UNDER ANY OF THE PLANS.

THE PLANS

  Each of the Plans enables the Company to grant "incentive stock options", as defined under Section 422 of the Code and nonqualified stock options (and, in the case of the 1991 Plan, any combination of stock options, restricted stock and performance share awards). As of April 25, 1997 an aggregate of 2,416,650 shares of the Company's Common Stock were available for new awards pursuant to the Plans, including 43,250 shares under the 1989 Plan, 435,700 shares under the 1991 Plan (including 378,000 shares reserved for issuance to nonemployee directors pursuant to formula awards) and 1,937,700 shares under the 1993 Plan. As of such date (i) 960,400 shares had been issued pursuant to the 1989 Plan and 496,350 shares were reserved for issuance upon the exercise of outstanding options under such Plan, (ii) 181,800 shares had been issued pursuant to the 1991 Plan and 2,382,500 shares were reserved for issuance upon the exercise of outstanding options under such Plan, and (iii) 307,050 shares had been issued pursuant to the 1993 Plan and 755,250 shares were reserved for issuance upon the exercise of outstanding options under such Plan. Each of the Plans provides that if a stock option expires or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option shall be available for issuance pursuant to future grants under such Plan.

  Each of the Plans permits grants to officers and other employees of the Company and its subsidiaries with managerial or supervisory (and, in the case of the 1989 and 1993 Plans, professional) responsibilities and the 1989 and 1993 Plans permit grants to consultants and advisors who render bona fide services to the Company and its subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The 1991 Plan also provides for the annual grant of an option to purchase 10,000 shares of Common Stock as a formula award to each director of the Company who is not an employee of the Company or any subsidiary of the Company, as more fully described under "Management Remuneration--Compensation of Directors". The number of individuals (other than directors who receive formula awards) who currently would be eligible to receive options pursuant to each of the Plans is approximately 125.

  Each of the Plans is administered by a committee (currently the Compensation Committee of the Board of Directors) consisting of two (2) or more persons, each of whom must be a member of the Board of Directors (the "Committee"). Each Plan provides that, to the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a "Non-Employee Director" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) and an "Outside Director" (as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the
Code). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, are filled by the Board of Directors. Under the terms of each of the Plans, the Committee has the authority to determine, subject to the terms and conditions of such Plan, the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration.

  Under each of the Plans, incentive stock options may be granted for a term of up to five years in the case of optionees who own in excess of 10% of the combined voting power of all classes of the Company's stock and up to ten years, in the Committee's sole discretion, in the case of all other optionees. Nonqualified stock options may be granted for a term of up to ten years. The Committee currently may grant stock options pursuant to each of the Plans to purchase such number of shares of Common Stock (subject to the aggregate limitation set forth in such Plan) as the Committee may, in its sole discretion, determine. In granting stock options, the Committee, on an individual basis, may under the terms of each of the Plans vary the number of incentive stock options or nonqualified stock options as between optionees and may grant incentive stock options and/or nonqualified stock options to an optionee in such amounts as the Committee may determine in its sole discretion.

  Under each of the Plans, stock options may be granted to purchase Common Stock at not less than the fair market value of the Common Stock as of the date of grant (or 110% of the fair market value in the case of incentive stock options granted to any officer or employee holding in excess of 10% of the combined voting power of all classes of the Company's stock as of the date of grant). No optionee may be granted incentive stock options to purchase Common Stock which are exercisable for the first time by such optionee in any calendar year under all of the Company's stock option plans (including the Plans) having an aggregate fair market value (determined as of the respective dates of grant) which exceeds $100,000. Other than the limitation on the number of shares which may be issued pursuant to the Plan, there is currently no limitation on the number of nonqualified stock options which may be granted to any optionee pursuant to any of the Plans. Pursuant to the terms of each of the Plans, the exercise price of an option must be paid in cash, by check, bank draft or money order, or, in the discretion of the Committee, with Common Stock of the Company (which may be by the optionee's delivery of previously owned shares or the withholding of shares otherwise issuable upon the exercise of the option) having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, or a combination thereof.

  The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to each Plan, and the number of shares which may be granted pursuant to each Plan, are subject to adjustment in certain events, including any stock splits, recapitalizations and reorganizations.

  The 1991 Plan permits the Committee to issue shares of Common Stock as a "restricted stock" award to a participant subject to the terms and conditions imposed by the Committee. Each certificate for restricted stock will be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. There will be established for each restricted stock award one or more restriction periods of such length as is determined by the Committee, provided, however, that no restriction period may exceed ten years from the date of grant. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as described below, during the applicable restriction period(s). Except for such restrictions on transfer and such other restrictions as the Committee may impose, the participant will have all the rights of a holder of Common Stock as to such restricted stock. The Committee, in its sole discretion, may permit or require the payment of any cash dividends on restricted stock to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise invested. At the expiration of each restriction period, the Company will release to the participant (or the participant's legal representative or designated beneficiary) certificates for the restricted stock as to which any applicable restrictions and conditions have been satisfied. Except as provided by the Committee at the time of grant or otherwise, upon a termination of employment for any reason during a restriction period all shares of restricted stock still subject to restriction will be forfeited by the participant. As of the date hereof, no restricted stock award has been made pursuant to the 1991 Plan.

  The 1991 Plan also permits the Committee to grant awards of performance shares measured in whole or in part by one or more performance criteria including but not limited to the value of the Company's Common Stock, the performance of the participant and the performance of the Company, a subsidiary, a property or another business unit. Such awards may be payable in Common Stock, cash or both, and subject to such restrictions and conditions, as the Committee may determine. At the time of an award of performance shares, the Committee may, in its sole discretion, determine one or more performance periods and performance goals to be achieved during the applicable performance period(s), subject to such later revisions as the Committee deems appropriate to reflect significant unforeseen events such as changes in laws, regulations or accounting practices, and unusual or nonrecurring items or occurrences. No performance period shall exceed ten years from the date of grant. The Committee will be responsible for determining the extent to which performance goals have been attained or a degree of achievement between maximum and minimum levels in order to evaluate the level of payment to be made, if any. As of the date hereof, no performance shares have been awarded pursuant to the 1991 Plan.

  The last reported sale price of the Company's Common Stock on the New York Stock Exchange on April 25, 1997 was $23 7/8.

FEDERAL TAX ASPECTS OF THE PLANS

  Set forth below is a general summary of the Federal income tax consequences associated with each of the Plans.

  Incentive Stock Options. Incentive stock options granted under a Plan are intended to qualify for the favorable income tax treatment currently accorded "incentive stock options" as defined under Section 422 of the Code. No Federal income tax is imposed at the time an incentive stock option is granted or exercised, provided, generally, that such exercise occurs not later than three months after the termination of the optionee's employment with the Company or a subsidiary.

  While ordinarily no income is required to be recognized at the time an incentive stock option is exercised, for purposes of the alternative minimum tax imposed by Section 55 of the Code, an incentive stock option is treated as a nonqualified option. See "Nonqualified Options", below. Therefore, the excess of the fair market value of the shares of Common Stock subject to the incentive stock option, determined at the time of exercise, over the exercise price constitutes ordinary income for purposes of the alternative minimum tax. For purposes of the alternative minimum tax, the basis of stock acquired through the exercise of an incentive stock option is equal to the fair market value taken into account in determining the amount of ordinary income recognized for alternative minimum tax purposes.

  If the shares of Common Stock acquired upon the exercise of an incentive stock option are not disposed of within (i) two years of the date of grant or
(ii) one year after the exercise of such incentive stock option, then any gain or loss realized upon a disposition of such Common Stock ordinarily will be treated as long-term capital gain or loss. Under such circumstances, the Company is not entitled to a tax deduction with respect to the grant or exercise of the incentive stock option or the disposition of the shares received upon its exercise. The optionee's basis (for purposes of determining the amount of gain or loss on such disposition) in the shares of Common Stock acquired upon the exercise of an incentive stock option is equal to the exercise price paid for such shares.

  If an optionee disposes of shares of Common Stock acquired pursuant to an incentive stock option before the expiration of either of the required holding periods described above, then the lesser of (i) the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price paid for such shares or (ii) the gain realized upon such disposition, will be treated as ordinary income at the time of disposition. Any gain in excess of the amount so treated as ordinary income ordinarily will be treated as capital gain. Such gain will be taxable as long-term capital gain if the shares of Common Stock were held for at least one year prior to the disposition. In the event of a disposition prior to the satisfaction of the holding period requirements, the Company, subject to any applicable limitations, is entitled to a compensation deduction in the year the income is recognized as income for Federal income tax purposes by the optionee equal to the amount of ordinary income recognized by the optionee.

  Nonqualified Options. Nonqualified options granted under a Plan are not intended to qualify for the favorable Federal income tax treatment accorded to incentive stock options under the Plan. An optionee should not recognize any income for Federal income tax purposes at the time of the grant of any nonqualified option under a Plan. When the nonqualified option is exercised however, the excess of the fair market value of the shares of Common Stock acquired pursuant to such exercise, determined at the time of exercise, over the option price will constitute ordinary income to the optionee. Subject to applicable limitations, the Company is entitled to a corresponding income tax deduction equal to the amount of such ordinary income for the taxable year in which the optionee is required to recognize such income for Federal income tax purposes.

  Optionees who are subject to the short-swing profits restrictions of Section 16(b) of the Securities Exchange Act or 1934, as amended, unless they elect within 30 days of exercising a nonqualified stock option to be taxed as of the time of such exercise (on the basis of the fair market value of the stock at such time), are permitted to defer the calculation and imposition of the tax on the gain realized from the exercise until the earlier of (i) the expiration of the six-month period under Section 16(b), or (ii) the first day on which the sale of such stock at a profit will not subject such optionee to suit under Section 16(b).

  Taxation of Restricted Stock and Performance Share Awards. In general, a recipient of a restricted stock award or performance shares, which may be granted under the 1991 Plan, will be governed by Section 83 of the Code. Under Code Section 83, if shares of the Company's Common Stock are transferred under the 1991 Plan pursuant to a restricted stock or performance share award in connection with the performance of services, the excess, if any, of the fair market value of the shares received over the price paid, if any, for the shares, is included in the income of the person performing the services as ordinary income, and the Company will generally be entitled to a corresponding deduction for the same amount (subject to the limitations under Code Section 162(m) noted below). The income and the Company's corresponding deduction are generally recognized as of the time the shares are transferred or, if later, at the time the shares cease to be subject to a substantial risk of forfeiture (or become transferable free of such risk of forfeiture). The fair market value of the shares is generally measured at the time of transfer or, if later, when the substantial risk of forfeiture lapses (or when the shares become transferable free of such risk of forfeiture). Notwithstanding the general rule regarding the timing of the recognition of income and the corresponding deduction by the Company with respect to restricted stock or performance share awards that are subject to a substantial risk of forfeiture, a special election can be made by the recipient of such shares under Code
Section 83(b) which permits the recipient to include in his or her income the excess of the fair market value of the shares as of the date of transfer, in which case the fair market value is determined without regard to the risk of forfeiture. An individual must make this "83(b)" election no later than 30 days after the date of the transfer. If an individual makes this election, there is no income recognition as a result of the later lapse of the substantial risk of forfeiture. On a disposition of the shares, the recipient will recognize long or short term capital gain or loss depending on how long the shares have been held and the individual's basis in the shares. The individual's basis will be equal to the amount, if any, paid for the shares, plus any income required to be recognized on the acquisition (or on the date the substantial risk of forfeiture lapses). The holding period will be measured from the date of transfer if there is no substantial risk of forfeiture or if an "83(b)" election has been properly made. If there is a substantial risk of forfeiture and no "83(b)" election is made, the holding period will be measured from the date income was recognized by the recipient of the shares on account of the lapse of the risk of forfeiture.

  Taxation of Capital Gains and Ordinary Income. Presently, the maximum Federal income tax rate for individuals applicable to long-term capital gains is 28%, whereas the maximum Federal income tax rate for individuals applicable to ordinary income is 39.6%. Capital losses generally are only deductible against capital gains and, for individuals, a limited amount ($3,000 per year) of ordinary income.

  Deductibility of Executive Compensation Under the Million Dollar Cap Provisions of the Code. Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "Million Dollar Cap"). The Internal Revenue Service (the "IRS") has also issued Treasury Regulations which provide rules for the application of the Million Dollar Cap deduction limitations. Compensation which is treated as qualified "performance-based compensation" under these rules is exempt from the limitations of the Million Dollar Cap. Income recognized as ordinary compensation income on the exercise of options granted under the Plans should be treated as qualified "performance-based compensation" for these purposes provided the Plans meet certain requirements, and the option grant itself complies with specific rules applicable on a grant by grant basis. The Plans must each include a limitation on the number of shares that may be subject to options granted to any individual employee during a specified period which has been disclosed to the Company's stockholders, and the Plans, containing such limitation, must be approved by the Company's stockholders. A transitional rule permitted the Plans to be treated as complying with, among other things, the limitation on the number of shares that may be subject to any individual's option grants during a specified period. The transitional rule, however, terminates, as noted above, at the end of the reliance period which, for the Plans, is the date of the meeting. Once amended and approved by the Company's stockholders as described above, the Plans will comply with IRS rules generally applicable to stock option plans under the "performance-based compensation" exception to the Million Dollar Cap. It is the Company's intention to administer the Plans in accordance with all applicable requirements of the Million Dollar Cap rules to qualify option grants for the "performance-based compensation" exemption, including administration of each of the Plans by a committee of two or more "outside" directors (as that term is used in the applicable Treasury Regulations) whenever, in the judgment of the committee administering the Plans, to do so would be consistent with the objectives of the Plan pursuant to which the options are granted. Unlike the grants of options, grants of restricted stock awards or performance shares under the Plans, if any, will not qualify as "performance-based compensation" for these purposes and will be included in the remuneration that is taken into account in applying the Million Dollar Cap limitations.

  The following table sets forth with respect to each Plan the number of shares of Common Stock for which stock options have been granted from the inception of such Plan through April 30, 1997 to (i) each of the named executive officers, (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, (iv) each nominee for election as a director, and (v) all employees, including all current officers who are not executive officers, as a group. No options have been granted under any of the Plans to any associate of any of the Company's current directors (which includes all of management's nominees for election as directors of the Company) or executive officers. The options reflected in the table are not necessarily indicative of the number of options that may be granted in the future, or the individuals to whom such options may be granted, pursuant to the Plans.

                                              OPTIONS GRANTED(1)
                                          ---------------------------------
                                                                     1993
            NAME AND POSITION             1989 PLAN    1991 PLAN     PLAN
            -----------------             ---------    ---------    -------
Clyde T. Turner..........................       --     2,100,000(2)     --
 Chairman and Chief Executive Officer
Michael S. Ensign........................       --           --         --
 Vice Chairman of the Board and Chief
  Operating
  Officer; Nominee for election as a
  Director
Glenn W. Schaeffer.......................   270,000    1,050,000        --
 President, Chief Financial Officer and
  Treasurer;
  Nominee for election as a Director
William A. Richardson....................       --           --         --
 Executive Vice President
Antonio C. Alamo.........................       --           --      50,000
 Senior Vice President--Operations
Gregg H. Solomon.........................       --        50,000        --
 Senior Vice President--Operations
Kurt D. Sullivan.........................   140,000(3)   240,000(2) 300,000(2)
 Senior Vice President--Operations
Michael D. McKee.........................       --           --         --
 Nominee for election as a Director
All Current Executive Officers, as a
 group...................................   440,000(4) 3,470,000(5) 520,000(6)
All Current Directors who are not
 Executive Officers, as a group..........   150,000          --         --
Nonexecutive Officer Employees, as a
 group .................................. 1,744,750(7) 2,440,500(8) 991,250(9)

--------
(1) Expressed in numbers of shares, and includes options which have since expired or have been canceled or surrendered, including options surrendered in fiscal 1995 as described in Notes (2) through (9).
(2) Options to purchase 50% of these shares were granted to replace surrendered options to purchase the balance of these shares.
(3) Includes options for 45,000 shares granted to replace surrendered options for 45,000 shares.

(4) Includes options for 52,500 shares granted to replace surrendered options for 52,500 shares.
(5) Includes options for 1,185,000 shares granted to replace surrendered options for 1,185,000 shares.
(6) Includes options for 235,000 shares granted to replace surrendered options for 235,000 shares.
(7) Includes options for 568,750 shares granted to replace surrendered options for 568,750 shares.
(8) Includes options for 782,500 shares granted to replace surrendered options for 782,500 shares.
(9) Includes options for 165,000 shares granted to replace surrendered options for 165,000 shares.

                               ----------------

  Certain individuals not named in the preceding table have received options to purchase five percent or more of the total shares authorized under the 1989 Plan and/or the 1991 Plan, including options which have since expired or have been canceled or surrendered. Such individuals, none of whom is currently a director or officer of the Company, and the respective numbers of options (expressed in numbers of shares) granted under each Plan for which their grants equaled or exceeded the aforementioned five percent level are as follows: Richard Brand, Gregg Carano, Mel Larson and James Muir (75,000 each under the 1989 Plan, and, in the case of Mr. Muir, 165,000 under the 1991
Plan), James Herman (80,000 under the 1989 Plan), Alven Hummel (135,000 under the 1989 Plan), Robert Price (170,000 under the 1989 Plan), Mike Sloan (195,000 under the 1989 Plan and 150,000 under the 1991 Plan), William Paulos (420,000 under the 1991 Plan) and Benjamin Speidel (195,000 under the 1991
Plan).

VOTE REQUIRED FOR APPROVAL OF THE AMENDMENTS TO THE PLANS

  The Company's Board of Directors has approved the amendments to the Plans. However, such amendments will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon are voted "FOR" approval of the amendments. The enclosed form of proxy provides a means for stockholders to vote for the amendments to the Plans, to vote against such amendments, or to abstain from voting with respect to the amendments. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR approval of the amendments to the Plans.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE PLANS.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending January 31, 1998. Although not required by law or otherwise, the selection is being submitted to the stockholders of the Company as a matter of corporate policy for their approval. Arthur Andersen LLP, an international firm of certified public accountants, has audited the financial statements of the Company since 1980.

  It is anticipated that a representative of Arthur Andersen LLP will be present at the meeting and, if present, such representative will be given the opportunity to make a statement if he desires to do so. It is also anticipated that such representative will be available to respond to appropriate questions from stockholders.

                           PROPOSALS OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal executive offices by not later than December 31, 1997 to be considered for inclusion in management's proxy statement and form of proxy for that meeting.

                                 OTHER MATTERS

  As of the date hereof, management does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxies to vote the shares represented thereby in accordance with their best judgment on such matters.

  The expenses of soliciting proxies in the form included with this proxy statement and the cost of preparing, assembling and mailing material in connection with such solicitation of proxies will be borne by the Company. In addition to the use of the mail, the Company's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph. Also, the Company has retained Altman Group, Inc. to solicit proxies at an estimated cost of $5,000 plus out-of-pocket expenses. The Company may reimburse brokerage firms and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxy material to the beneficial owners of shares.

  A form of proxy is enclosed for your use. Please date, sign and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated.

                                       By Order of the Board of Directors,

                                       /s/ Clyde T. Turner

                                       Clyde T. Turner
                                       Chairman of the Board

Las Vegas, Nevada
April 30, 1997

                                                                     APPENDIX A

                      TEXT OF PROPOSED AMENDMENTS TO THE
                       1989 AND 1993 STOCK OPTION PLANS
                       AND THE 1991 STOCK INCENTIVE PLAN

1989 PLAN

  RESOLVED, that the Company's 1989 Stock Option Plan be amended to add to
Section 2.5 thereof the following provision:

  "Notwithstanding any provision to the contrary, the number of shares of Common Stock for which Stock Options may be granted to any person pursuant to the Plan during 1997 or during any subsequent calendar year shall not exceed 100,000, provided, however, that such number shall be subject to appropriate adjustment in accordance with Section 4.1."

1991 PLAN

  RESOLVED, FURTHER, that the Company's Amended and Restated 1991 Stock Incentive Plan be amended to add to paragraph 5(a) thereof, as a new clause
(v), the following provision:

  "(v) Notwithstanding any provision to the contrary, the number of shares of Common Stock for which options may be granted to any person pursuant to the Plan during 1997 or during any subsequent calendar year shall not exceed 200,000, provided, however, that such number shall be subject to appropriate adjustment in accordance with paragraph 7(f)."

1993 PLAN

  RESOLVED, FURTHER, that the Company's 1993 Stock Option Plan be amended to add to Section 2.5 thereof the following provision:

  "Notwithstanding any provision to the contrary, the number of shares of Common Stock for which Stock Options may be granted to any person pursuant to the Plan during 1997 or during any subsequent calendar year shall not exceed 1,000,000, provided, however, that such number shall be subject to appropriate adjustment in accordance with Section 4.1."

                                                         Appendix B (Included in
                                                          the EDGAR filing only)

                        CIRCUS CIRCUS ENTERPRISES, INC.
                             1989 STOCK OPTION PLAN
                       (As Proposed to be Amended at the
                      1997 Annual Meeting of Stockholders)

1.  PURPOSES OF THE PLAN

          The purposes of this 1989 Stock Option Plan (the "Plan") are to enable Circus Circus Enterprises, Inc. (the "Company") and its Subsidiaries to attract and retain the services of key employees and persons with managerial, profes-sional or supervisory responsibilities, including, but not limited to, members of the Board of Directors, officers of, and consultants to, the Company, responsible for the past and continued success of the Company, and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.

2.  GENERAL PROVISIONS
    2.1  Definitions
         -----------
         As used in the Plan:
         (a) "Board of Directors" means the Board of Directors of the Company.
         (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.
         (c) "Committee" means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2 hereof.
         (d) "Common Stock" means the Common Stock, par value $.01-2/3 per share, of the Company.

         (e) "Fair Market Value" means, with respect to the date a given Stock Option is granted or exercised, the closing price on the applicable date (or if there is no closing price, then the closing bid price) of the Common Stock as reported on the New York Stock Exchange Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange on which the Common Stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotations Systems (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, on the basis of such other method as the Committee shall, in good faith, determine to be reasonable.
         (f) "Incentive Stock Option" means an option granted under the Plan, which is intended to qualify as an incentive stock option under
             Section 422A of the Code.
         (g) "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option.
         (h) "Participant" means a person to whom a Stock Option has been granted under the Plan.
         (i) "Stock Option" means an Incentive Stock Option or Non-Qualified Option granted under the Plan.
         (j) "Rule 16b-3" means such rule adopted under the Securities Exchange Act of 1934, as amended, or any successor rule.

         (k) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2  Administration of the Plan
          --------------------------
         (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. To the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a "Non-Employee Director" (as such term is defined in Rule 16b-3) and an "Outside Director" (as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.
         (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option shall be final and conclusive.
         (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
         (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

     2.3  Effective Date
          --------------
          The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be issued upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of shareholders of the Company expressly called for such purpose, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted there-under become null and void.

     2.4  Duration
          --------
          If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

     2.5  Shares Subject to the Plan
          --------------------------
          The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 1,500,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, and shares to be issued upon exercise of the Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan. Notwithstanding any provision to the contrary, the number of shares of Common Stock for which Stock Options may be granted to any person pursuant to the Plan during 1997 or during any subsequent calendar year shall not exceed 100,000, provided, however, that such number shall be subject to appropriate adjustment in accordance with Section 4.1.

     2.6  Amendments
          ----------
          The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422A of the Code and any regulations issued thereunder; provided, however, that, without the approval of the Company's shareholders, no amendment shall be made which:

          (a) materially increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1); or

          (b) materially increases the benefits accruing to Participants under the Plan; or
          (c) extends the term of the Plan; or
          (d) increases the period during which a Stock Option may be exercised beyond ten years from the date of grant; or
          (e) materially modifies the requirements as to eligibility for participation in the Plan; or
          (f) will cause options issued under the Plan to fail to meet the requirements of Rule 16b-3.

     Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of the Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

     2.7  Participants and Grants
          -----------------------
          Stock Options may be granted by the Committee to those persons who the Committee determines have the capacity to make a substantial contribution to the success of the Company; provided, however, that, Stock Options may not be granted to members of the Committee. The Committee may grant to Participants Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Section 2.5) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.  STOCK OPTIONS

     3.1  General
          -------
          All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422A of the Code, or any other applicable law.

     3.2  Price
          -----
          Subject to the provisions of Section 3.6(d) and Section 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one-hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

     3.3  Period
          ------
          The duration or term of each Stock Option granted the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

     3.4  Exercise
          --------
          Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment
          -------
          The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 4.3, may be paid:
          (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or
          (b) In the discretion of the Committee, by the delivery by the Participant to the Company of shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or
          (c) In the discretion of the Committee, by a combination of both (a) and (b) above.
     The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Special Rules for Incentive Stock Options
          -----------------------------------------
          Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the
          Plan:
          (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.
          (b) To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.
          (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.
          (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one-hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

     3.7  Termination of Employment
          -------------------------
          (a) In the event that a Participant (i) shall cease to be employed by the Company or a Subsidiary because of his discharge for dishonesty, or because he violated any material provision of any employment or other agreement between him and the Company or a Subsidiary, or (ii) shall voluntarily resign or terminate his employment with the Company or a Subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or a Subsidiary, or (iii) shall have committed an act of dishonesty not discovered by the Company or a Subsidiary prior to the cessation of his employment with the Company or a Subsidiary, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or a Subsidiary, without the written consent of his employer, use (except for the benefit of his employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his employer's business or any trade secrets of the Company or a Subsidiary obtained as a result of or in connection with such employment, or (v) shall, either before or after the cessation of his employment with the Company or a Subsidiary, without the written consent of his employer, directly or indirectly, give advice to, or serve as an employee, director, officer, or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization which directly or indirectly competes in any respect with the Company or its Subsidiaries, then forthwith from the happening of any such event, any Stock Option then held by such Participant shall terminate and become void to the extent that it then remains unexercised. In the event that a Participant shall cease to be employed by the Company or a Subsidiary for any reason other than his death or one or more of the reasons set forth in the immediately preceding sentence, subject to the condition that no Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five (5) years from the date it is granted, such Participant shall have the right to exercise the Stock Option at any time within three (3) months after such termination of employment to the extent his right to exercise such Stock Option had accrued pursuant to this Plan at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one year for any Participant who ceases to be employed by the Company or a Subsidiary because he is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code). Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.
          (b) If a Participant shall die while in the employ of the Company or a Subsidiary or within a period of three months (one year in the case of disability) after the termination of his employment with the Company and all Subsidiaries and shall not have fully exercised any Stock Option, the Stock Option may be exercised subject to the condition that no Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five (5) years from the date it is granted, to the extent that the Participant's right to exercise such Stock Option had accrued pursuant to this Plan at the time of his death and had not previously been exercised, at any time within one year after the Participant's death, by the personal representative of the Participant or by any person or persons who shall have acquired the Stock Option directly from the Participant by bequest or inheritance.

4.  MISCELLANEOUS PROVISIONS

     4.1  Adjustments Upon Changes in Capitalization
          ------------------------------------------
          In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change, shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive .

     4.2  Non-Transferability
          -------------------
          No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

     4.3  Withholding
          -----------
          The Company's obligation under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4  Compliance with Law and Approval of Regulatory Bodies
          -----------------------------------------------------
          No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with all Federal and state securities laws and withholding tax requirements and with the rules of all domestic stock exchanges on which the Company's shares may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5  No Right to Employment
          ----------------------
          Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant under the Plan at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

     4.6  Exclusion from Pension Computations
          -----------------------------------
          By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     4.7  Abandonment of Options
          ----------------------
          A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Options so abandoned.

     4.8  Interpretation of the Plan
          --------------------------
          Headings are given to the sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     4.9  Use of Proceeds
          ---------------
          Funds received by the Company upon the exercise of Stock Options granted under the Plan shall be used for the general corporate purposes of the Company.

     4.10 Construction of Plan
          --------------------
          The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

                                                       Appendix C (Included with
                                                          the EDGAR filing only)

                        CIRCUS CIRCUS ENTERPRISES, INC.
                 AMENDED AND RESTATED 1991 STOCK INCENTIVE PLAN
                       (As Proposed to be Amended at the
                      1997 Annual Meeting of Stockholders)


          1. Purposes. The purposes of the Circus Circus Enterprises, Inc. Amended and Restated 1991 Stock Incentive Plan (the"Plan") are (i) to promote the long term financial interests and growth of Circus Circus Enterprises, Inc. (the "Company") by motivating executive personnel by means of growth-related incentives, providing incentive compensation opportunities that are competitive with those of other major corporations and furthering the identity of interests of participants with those of the stockholders of the Company, and (ii) to strengthen the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

          2.  Definitions.  The following definitions are applicable to the
Plan:

              "Affiliate" means any entity 100 percent owned, directly or indirectly, by the Company and any other entity more than 50 percent of which is owned, directly or indirectly, by the Company and which is so designated by the Committee.

              "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

              "Committee" means a committee of two or more directors of the Company as shall be designated by the Board of Directors of the Company from time to time. To the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a "Non-Employee Director" (as such term is defined in Rule 16b-3) and an "Outside Director" (as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the
          Code). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

              "Common Stock" means the Common Stock, $.01-2/3 par value per share, of the Company or such other securities as may be substituted therefor pursuant to paragraph 7(f).

              The "fair market value" of the Common Stock shall (except as otherwise provided in paragraph 6(d)) mean the last reported sale price of the Common Stock on the New York Stock Exchange Composite Tape on the day fair market value is to be determined and, in absence of any sale on such day, fair market value as the Committee shall, in good faith, determine.

              "Eligible Director" means a member of the Company's Board of Directors who is not otherwise an employee of the Company or any subsidiary of the Company.

              "Employee Participant" means any officer or other key employee of the Company or an Affiliate with managerial or supervisory responsibilities whom the Committee determines has contributed significantly to the Company's past success or is in a position to influence its continued success who is selected by the Committee (other than an employee of the Company who at the time that any share-value incentive is granted under the Plan owns or, after giving effect to the Common Stock to be issued or referenced under the share-value incentive and under all other options, warrants and similar awards with respect to the Company held by such employee, is deemed to own 10% or more of the total combined voting power or value of all classes of stock of the Company).

              "Formula Award" means an "Initial Grant" (as defined) made to an Eligible Director pursuant to paragraph 6(b) or an "Annual Grant" (as defined) made to an Eligible Director pursuant to paragraph 6(c).

              "Rule 16b-3" means such rule adopted under the Securities Exchange Act of 1934, as amended, or any successor rule.

          3. Administration. The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority: (i) to select Employee Participants in the Plan, (ii) to make share-value incentive grants to Employee Participants in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such share-value incentive grants to Employee Participants as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any share-value incentive granted hereunder, and (vi) to make all other determinations and to take all other actions necessary or advisable, in its discretion, for the implementation and administration of the Plan. The Committee may provide for the issuance of Common Stock to Employee Participants as a stock grant for no consideration other than services rendered or, to the extent permitted by applicable State law, to be rendered. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company, subject to such allocation to its Affiliates and operating units as it deems appropriate. The Committee may amend or modify any share-value incentive grant to an Employee Participant in any manner to the extent that the Committee would have had the authority under the Plan to initially make such share-value incentive grant, but no such amendment or modification shall impair the rights of any Employee Participant under any share-value incentive grant without the consent of such Employee Participant.

          4. Limitation on Aggregate Shares. The number of shares of Common Stock with respect to which share-value incentives may be granted to Employee Participants and Formula Awards may be made to Eligible Directors under the Plan and which may be issued upon the exercise or payment thereof shall not exceed, in the aggregate, 3,000,000 shares, and the number of such shares which shall be available for issuance pursuant to Formula Awards made to Eligible Directors under the Plan shall be 525,000; provided, however, that to the extent any share-value incentives granted to Employee Participants or Formula Awards made to Eligible Directors expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall again be available under the Plan. To the extent a restricted stock grant or performance shares grant to an Employee Participant is exercised for cash, it shall be treated as an issuance of a number of shares equal to the number of shares upon which the restricted stock grant or performance shares grant was based so as to reduce shares otherwise available for the future issuance under the Plan. The 3,000,000 shares of Common Stock which may be the subject of awards pursuant to the Plan may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine.

          5. Share-Value Incentives. The Committee may grant to Employee Participants, in accordance with this paragraph 5 and other provisions of the Plan, stock options, restricted stock and performance shares.

          (a)  Options.

               (i) Options granted to an Employee Participant under the Plan may be incentive stock options within the meaning of Section 422 of the Code or any successor provisions, or in such other form, consistent with the Plan, as the Committee may determine.

               (ii) The option price per share of Common Stock for an option granted to an Employee Participant shall be fixed by the Committee at not less than 100% of the fair market value of a share of Common Stock on the date of grant.

               (iii) Options granted to an Employee Participant shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

               (iv) Options granted to an Employee Participant shall be exercised in whole or in part by written notice to the Company (to the attention of the Company's Corporate Secretary), signed by the Employee Participant exercising the option, stating the number of shares of Common Stock with respect to which the option is being exercised and accompanied by payment in full of the option price. Payment of the option price for an option granted to an Employee Participant may be made, at the discretion of the optionee, and to the extent permitted by the Committee, (A) in cash (including check, bank draft, or money order), (B) in Common Stock (valued at the fair market value thereof on the date of exercise), (C) by a combination of cash and Common Stock or (D) with any other consideration deemed acceptable by the Committee. The date both such notice and payment are received by the office of the Corporate Secretary of the Company shall be the date of exercise of the option as to the number of shares specified.

              (v) Notwithstanding any provision to the contrary, the number of shares of Common Stock for which options may be granted to any person pursuant to the Plan during 1997 or during any subsequent calendar year shall not exceed 200,000, provided, however, that such number shall be subject to appropriate adjustment in accordance with paragraph 7(f).


          (b) Restricted Stock.

              (i) The Committee may transfer to any Employee Participant shares of Common Stock, subject to this paragraph 5(b) and such other terms and conditions (including, without limitation, performance goals similar to those described in paragraph 5(c)) as the Committee may prescribe (such shares being called "restricted stock"). Each certificate for restricted stock shall be registered in the name of the Employee Participant and deposited, together with a stock power endorsed in blank, with the Company.

              (ii) There shall be established for each restricted stock grant to an Employee Participant one or more restriction periods of such length as shall be determined by the Committee. No restriction period shall exceed 10 years from the date of the grant. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the applicable restriction period. Except for such restrictions on transfer and such other restrictions as the Committee may impose, the Employee Participant shall have all the rights of a holder of Common Stock as to such restricted stock. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise invested. At the expiration of each restriction period, the Company shall redeliver to the Employee Participant (or the Employee Participant's legal representative or designated beneficiary) certificates deposited pursuant to this paragraph representing the shares with respect to which the applicable restrictions and conditions have been satisfied.

              (iii) Except as provided by the Committee at the time of grant or otherwise, upon termination of employment of an Employee Participant for any reason during a restriction period applicable to restricted stock of such Employee Participant, all shares still subject to restriction shall be forfeited by the Employee Participant.

          (c) Performance Shares.   Performance shares, measured in whole or in
part by the value of shares of Common Stock, the performance of the participant, the performance of the Company, its subsidiaries or any separate business units or properties thereof, or any combination thereof, may be granted to Employee Participants under the Plan. Such share-value incentives may be payable in Common Stock, cash or both, and shall be subject to such restrictions and conditions, as the Committee shall determine. At the time of a performance shares grant to an Employee Participant, the Committee shall determine, in its sole discretion, one or more performance periods and performance goals to be achieved during the applicable performance periods. No performance period shall exceed 10 years from the date of the grant. A performance shares grant to an Employee Participant may be made subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in laws, regulations or accounting practices, or unusual or nonrecurring items or occurrences. The Committee shall determine the extent to which performance goals have been attained or a degree of achievement between maximum and minimum levels in order to evaluate the level of payment to be made, if any.

          (d) Time Limit. No share-value incentive granted to an Employee Participant under the Plan shall be subject to exercise beyond and no conditions or performance goals shall be susceptible of satisfaction beyond a period of 10 years after the date of the grant thereof.

          6.  Formula Awards to Eligible Directors.

          (a) General. Each Formula Award granted under the Plan shall be evidenced by an agreement (an "Agreement") duly executed on behalf of the Company and by the Eligible Director to whom such Formula Award is granted and dated as of the applicable date of grant. Each Agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan or this paragraph 6 as may be determined by the Committee. All Formula Awards granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Code.

          (b) Initial Grants. Subject to the limitation in paragraph 6(n), an option to purchase 7,500 shares of Common Stock pursuant to clause (i) of this paragraph 6(b) or 10,000 shares of Common Stock pursuant to clause (ii) of this paragraph 6(b), as the case may be (as adjusted in each case pursuant to paragraph 6(1)) (and in the case of each grant pursuant to clause (i) of this paragraph 6(b), multiplied by the number of consecutive annual meetings of the Company's stockholders, including the annual meeting at which stockholders approve an amendment to the Plan providing for the grant of Formula Awards, at which the Eligible Director in question was elected to serve as a Director of the Company and/or after which he continued to be a Director of the Company) shall be granted to:

              (i) each member of the Company's Board of Directors (a "Director") who is an Eligible Director immediately following the annual meeting of the Company's stockholders at which stockholders approve an amendment to the Plan providing for the grant of Formula Awards, and

              (ii) each other Eligible Director immediately following the annual meeting of the Company's stockholders at which such Director is first elected or immediately following the first annual meeting of the Company's stockholders after such Eligible Director is first elected or appointed by the Company's Board of Directors to be a Director, whichever is applicable (each, an "Initial Grant"); provided, however, that if an Eligible Director who previously received an Initial Grant pursuant to this paragraph 6(b) terminates service as a Director and is subsequently elected or appointed to the Company's Board of Directors, such Director shall not be eligible to receive a second Initial Grant pursuant to this paragraph 6(b), but shall be eligible to receive only Annual Grants (as defined) pursuant to paragraph 6(c).

          (c) Annual Grants. Subject to the limitation in paragraph 6(n), an option to purchase 10,000 shares of Common Stock (as adjusted pursuant to paragraph 6(1)) shall be granted automatically each year, immediately following the annual meeting of the Company's stockholders, to each Director who is an Eligible Director at such time and who is not entitled to receive an Initial Grant pursuant to paragraph 6(b) immediately following such annual meeting (each, an "Annual Grant").

          (d) Formula Award Exercise Price. The exercise price per share for an Initial Grant or an Annual Grant shall be the average of the Fair Market Values (as hereinafter defined) for the fifth (5th) through the ninth (9th) business days (which, for purposes of this paragraph 6(d) shall mean those days on which the New York Stock Exchange is open for trading) following the date of grant. For purposes of the preceding sentence, "Fair Market Value" equals the mean of the high and low per share trading prices for the Common Stock as reported in The Wall Street Journal for New York Stock Exchange Composite Transactions.

          (e) Vesting and Exercisability. Except as otherwise provided in paragraph 6(h), a Formula Award shall vest and become non-forfeitable when, and only if, the optionee continues to serve as a Director until the first annual meeting of the Company's stockholders held following the year in which the option was granted. Except as otherwise provided in paragraph 6(h), a Formula Award shall thereafter become exercisable according to the following schedule:


     Period of Optionee's Continuous     Portion of Formula
     Service as a Director of the          Award that is
     Company                                Exercisable
     -------------------------------     ------------------
From the First Annual Meeting of
 Stockholders subsequent to the grant to
 the second Annual Meeting of Stockholders
 subsequent to the grant . . . . . . . . . .       40%
From the second Annual Meeting of Stockholders
 subsequent to the grant to the third
 Annual Meeting of Stockholders subsequent to
 the grant . . . . . . . . . . . . . . . . .       70%
From the third Annual Meeting of Stockholders
 subsequent to the grant to the expiration
 of the term of the Formula Award. . . . . .      100%

          (f) Time and Manner of Exercise. Except as otherwise provided in this paragraph 6(f), any vested Formula Award, to the extent the same is exercisable in accordance with paragraph 6(e), is exercisable in whole or in part at any time or from time to time until the expiration or termination of its term in accordance with paragraph 6(h) by giving written notice, signed by the person exercising the Formula Award, to the Company (to the attention of the Company's Corporate Secretary) stating the number of shares of Common Stock with respect to which the Formula Award is being exercised, accompanied by payment in full of the option exercise price for the number of shares of Common Stock to be purchased. The date both such notice and payment are received by the office of the

Secretary of the Company shall be the date of exercise of the Formula Award as to such number of shares. Notwithstanding any provision to the contrary, no Formula Award may at any time be exercised with respect to a fractional share.

          (g) Payment of Exercise Price. Payment of the exercise price for a Formula Award may be in cash or by bank-certified, cashier's, or personal check or, to the extent permitted by the Committee, payment may be in whole or in part by

              (i) transfer to the Company of shares of the Common Stock having a Fair Market Value (as defined in paragraph 6(d)) on the date of exercise equal to the exercise price, or

              (ii) delivery of instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued on the exercise that number of such shares having a Fair Market Value (as defined in paragraph 6(d)) equal to the exercise price.

          If the Fair Market Value (as defined in paragraph 6(d)) of the number of whole shares of Common Stock transferred or the number of whole shares of Common Stock withheld is less than the total exercise price, the shortfall must be paid in cash.

          (h) Term of Formula Awards. Each Formula Award shall expire ten (10) years from its date of grant, but shall be subject to earlier termination as follows:

              (i) In the event of the termination of a Formula Award holder's service as a Director, other than by reason of retirement, total and permanent disability, or death, the then-outstanding Formula Awards of such holder (whether or not then vested and whether or not then exercisable) shall automatically expire on (and may not be exercised
          on) the effective date of such termination. For purposes of this paragraph 6(h), the phrase "by reason of retirement" means (a) mandatory retirement pursuant to Board policy or (b) termination of service at a time when the holder would be entitled to a retirement benefit under the Circus Circus Employees' Profit Sharing and Investment Plan, as then in effect, if the holder were an employee of the Company.

              (ii) In the event of the termination of a Formula Award holder's service as a Director by reason of retirement or total and permanent disability, the then-outstanding Formula Awards of such holder that have vested pursuant to paragraph 6(e) (including, without limitation, any Formula Awards or portions thereof which vest in accordance with paragraph 6(e) on the date of termination) shall become exercisable, to the full extent of the number of shares of Common Stock remaining covered by such Formula Awards, regardless of whether such Formula Awards were previously exercisable, and each such Formula Award shall expire one year after the date of such termination or on the stated grant expiration date, whichever is earlier.

              (iii) In the event of the death of a Formula Award holder while such holder is a Director, the then outstanding Formula Awards of such holder that have vested pursuant to paragraph 6(e) (including, without limitation, any Formula Awards or portions thereof which vest in accordance with paragraph 6(e) on the date of death) shall become exercisable, to the full extent of the number of shares of Common Stock remaining covered by such Formula Awards, regardless of whether such Formula Awards were previously exercisable, and each such Formula Award shall expire one year after the date of death of such optionee or on the stated grant expiration date, whichever is earlier.

          Exercise of a deceased holder's Formula Awards that are still exercisable shall be by the estate of such holder or by the person or persons to whom the holder's rights have passed by will or the laws of descent and distribution.

          (i) Transferability. The right to exercise a Formula Award granted under the Plan shall, during the lifetime of the Eligible Director to whom such Formula Award was granted, be exercisable only by such recipient or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such recipient other than by will or the laws of descent and distribution or a QDRO. Any purported transfer contrary to this provision will be null and void and without effect.

          (j) Limitation of Rights. Neither the recipient of a Formula Award under the Plan nor the recipient's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to a Formula Award granted to such person until the date of issuance of a stock certificate for such shares of Common Stock.

          (k) Limitation as to Directorship. Neither the Plan, nor the granting of a Formula Award, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

          (1) Capital Adjustments. The number and class of shares with respect to which a Formula Award may be granted to an Eligible Director under the Plan, the number and class of shares subject to each outstanding Formula Award, and the exercise price per share specified in each such Formula Award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment or the payment of any stock dividend, or other increase or decrease in the number of such shares effected without receipt of consideration by the Company. For purposes of the preceding sentence, the Company shall be deemed to have received consideration for any shares issued pursuant to this or any other employee benefit plan meeting the requirements of Rule 16b-3.

          (m) Limit on Awards to Eligible Directors. Notwithstanding any provision of the Plan to the contrary, an Eligible Director shall not be entitled to receive or participate in any award under the Plan other than Formula Awards which are granted to such Eligible Director pursuant to paragraphs 6(b) and 6(c) and meet all of the requirements of paragraph 6 applicable thereto.

          (n) Termination of Formula Awards. Notwithstanding any provision to the contrary, no Formula Award shall be granted pursuant to paragraph 6(b) or 6(c) on a date when the number of shares of Common Stock authorized for issuance pursuant to the Plan and then available for issuance pursuant to new Formula Awards is less than the aggregate number of such shares which would be issuable pursuant to Formula Awards otherwise required to be granted on such date, assuming the full vesting and exercise of such Formula Awards. In the event Formula Awards are not granted as a result of the application of this paragraph 6(n), no Formula Awards shall thereafter be granted pursuant to the Plan.

          (o) Conflicting Provisions. In the event of any conflict between a provision of this paragraph 6 and a provision in any other paragraph of the Plan with respect to Formula Awards, such provision of this paragraph 6 shall be deemed to control.

          7.  Miscellaneous Provisions.

          (a) Effective Date and Term. The Plan is effective as of the date it is adopted by the holders of at least a majority of the outstanding shares of the Company's Common Stock present in person or by proxy and entitled to vote at the Company's 1991 Annual Meeting of Stockholders. Unless extended by the stockholders of the Company and subject to paragraph 7(k), this Plan shall expire upon the expiration of a ten-year period commencing on the effective date of the Plan, however, the Plan shall continue thereafter to govern all awards granted before that date until the exercise, expiration or cancellation of such awards.

          (b) Rights as Stockholder. An Employee Participant under the Plan shall have no right as a holder of the Company's Common Stock with respect to share-value incentives granted hereunder, and an Eligible Director shall have no right as a holder of the Company's Common Stock with respect to Formula Awards granted hereunder, unless and until certificates for shares of the Company's Common Stock are issued to the Employee Participant or Eligible Director, as the case may be. Common Stock issued to an Employee Participant pursuant to a share-value incentive grant shall nevertheless be subject to such limitations and restrictions contained in the agreement with respect to the grant.

          (c) Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any share value incentive grant or Formula Award under the Plan.

          (d) Agreements. Each share-value incentive granted to an Employee Participant under the Plan shall be evidenced by an agreement in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall determine in its sole discretion.

          (e) Non-Transferability. No share-value incentive grant to an Employee Participant under the Plan, and no interest therein, shall be transferable by the Employee Participant otherwise than by will or the laws of descent and distribution or pursuant to a QDRO. All share-value incentive grants to an Employee Participant shall be exercisable or received during the Employee Participant's lifetime only by the Employee Participant or pursuant to a QDRO. Any purported transfer contrary to this provision will be null and void and without effect.

          (f) Adjustments Upon Certain Changes. In the event of a merger, consolidation, reorganization, recapitalization, spinoff, stock dividend or stock split, or combination or other increase or reduction in the number of issued shares of Common Stock, or extraordinary cash dividend or any other similar event, the Board of Directors or the Committee may, in order to prevent the dilution or enlargement of rights under share-value incentive grants or Formula Awards, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding share-value incentive grants and the exercise prices specified therein as may be determined to be appropriate and equitable.

          (g) Tax Withholding. The Committee shall have the power to withhold, or require an Employee Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to any amount payable and/or shares issuable under the Plan, and the Committee may defer such payment or issuance unless indemnified to its satisfaction. Subject to the consent of the Committee, an Employee Participant may make an irrevocable election to have shares of Common Stock otherwise issuable under a share-value incentive grant withheld, tender back to the Company shares of Common Stock received pursuant to a share-value incentive grant or deliver to the Company previously acquired shares of Common Stock having a fair market value sufficient to satisfy all or part of the participant's estimated tax obligations associated with the transaction. Such election must be made by an Employee Participant prior to the date on which the relevant tax obligation arises. The Committee may disapprove of any election and may limit, suspend or terminate the right of an Employee Participant to make such elections.

          (h) Listing and Legal Compliance. The Committee may suspend the exercise or payment of any share value incentive grant or Formula Award so long as it determines that securities exchange listing, or any registration, approval or other action under any gaming or securities laws or regulations, is required in connection therewith and has not been completed on terms acceptable to the Committee. The Committee shall have the right to condition any such issuance or transfer upon receipt by the Company of written undertakings to comply with such restrictions on subsequent disposition of such shares as the Committee or the Company shall reasonably deem necessary or advisable as a result of any applicable law, regulation or official interpretations thereof, and certificates representing such shares may be legended to reflect any such restrictions or may be made subject to a stop transfer restriction with the Company's transfer agent.

          (i) Beneficiary Designation. Subject to paragraphs 6(i) and 7(e), each Employee Participant and Eligible Director may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits under the Plan are to be paid in the event of such Employee Participant's or Eligible Director's death before they receive any or all such benefits. Each designation will revoke all prior designations by the same Employee Participant or Eligible Director, shall be in a form prescribed by the Committee, and will be effective only when filed by the Employee Participant or Eligible Director in writing with the Committee during the Employee Participant's or Eligible Director's lifetime. In the absence of any such designation, vested benefits remaining unpaid at the Employee Participant's or Eligible Director's death shall be paid to the Employee Participant's or Eligible Director's estate.

          (j) Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any subsidiary to terminate any Employee Participant's employment at any time, nor confer upon any Employee Participant any right to continue in the employ of the Company or any subsidiary for any period of time or to continue his or her present or any other rate of compensation. No employee shall have a right to be selected as an Employee Participant, or, having been so selected, to be selected again as an Employee Participant, except as may be provided in any written agreement between the Company and such employee.

          (k) Amendment, Suspension and Termination of Plan. The Board of Directors may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3, no amendment shall be made more than once every six (6) months that would change the amount, price or timing of Formula Awards (or any other provision of the Plan the amendment of which would cause the Plan to fail to qualify under Rule 16b-3), other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder; and provided, further, that no amendment shall be made without the approval of the Company's stockholders that would

              (i) materially increase the number of shares of Common Stock that may be issued under the Plan, or

              (ii) otherwise materially increase the benefits accruing to participants under the Plan.

          No amendment, suspension or termination of the Plan shall impair the rights of Employee Participants under outstanding share-value incentive grants or Eligible Directors under Formula Awards without the consent of the Employee Participants and/or Eligible Directors affected thereby or make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3.

          (1) Misconduct. In the event that an Employee Participant (i) shall cease to be employed by the Company or a subsidiary because of his discharge for dishonesty, or because he violated any material provision of any employment or other agreement between him and the Company or a subsidiary, or (ii) shall voluntarily resign or terminate his employment with the Company or a subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or a subsidiary, or (iii) shall have committed an act of dishonesty not discovered by the Company or a subsidiary prior to the cessation of his employment with the Company or a subsidiary, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or a subsidiary, without the written consent of the Company or a subsidiary, use (except for the benefit of the Company or a subsidiary) or disclose to any other person any confidential information relating to the continuation or proposed continuation of the business or any trade secrets of the Company or a subsidiary obtained as a result of or in connection with such employment, or (v) shall, either before or after the cessation of his employment with the Company or a subsidiary, without the written consent of the Company or a subsidiary, directly or indirectly, give advice to, or serve as an employee, director, officer, or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization which directly or indirectly competes in any respect with the Company or its subsidiaries, or
(vi) shall cease to be employed by the Company or a subsidiary because of his inability to continue as an employee under any law or governmental regulation, including any Nevada gaming law or regulation, or (vii) shall voluntarily resign or terminate his employment with the Company or a subsidiary under or followed by such circumstances as would have rendered him unable to have continued as an employee under any law or governmental regulation, including any Nevada gaming law or regulation, then forthwith from the happening of any such event, any share-value incentive grant then held by such Employee Participant shall terminate and become void to the extent that, in the case of a stock option, it then remains unexercised and, in the case of any other share-value incentive grant, any condition or performance goal under it then has not been met or satisfied. Additional forfeiture provisions may be included within the terms of any share-value incentive grant to an Employee Participant as may be determined by the Committee in its discretion.

          (m) Governing Law. The validity and construction of the Plan, its rules and regulations and any agreements entered into thereunder shall be governed by the laws of the State of Nevada (but not including choice of law rules thereof).

                                                       Appendix D (Included with
                                                          the EDGAR filing only)

                        CIRCUS CIRCUS ENTERPRISES, INC.
                             1993 STOCK OPTION PLAN
                       (As Proposed to be Amended at the
                      1997 Annual Meeting of Stockholders)


1.        PURPOSES OF THE PLAN

          The purposes of this 1993 Stock Option Plan (the "Plan") are to enable Circus Circus Enterprises, Inc. (the "Company") and its Subsidiaries to attract and retain the services of officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors and to motivate such persons to use their best efforts on behalf of the Company.

2.        GENERAL PROVISIONS
          2. 1  Definitions
          As used in the Plan:
                (a) "Board of Directors" means the board of Directors of the
                    Company

                (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

                (c) "Committee" means the committee appointed by the Board of
                    Directors from time to time to administer the Plan pursuant to Section 2.2.

                (d) "Common Stock" means the Company's Common Stock, $.01-2/3 par value.

                (e) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock on the NYSE Composite Tape on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

                (f) "Incentive Stock Option" means an option granted under the
                    Plan which is intended to
                    qualify as an incentive stock option under Section 422 of the Code.

                (g) "NYSE" means the New York Stock Exchange.

                (h) "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option.

                (i) "Participant" means a person to whom a Stock Option has been granted under the Plan.

                (j) "Rule 16b-3" means Rule 16b-3 promulgated under the
                    Securities Exchange Act of 1934, as amended, or any successor rule.

                (k) "Stock Option" means an Incentive Stock Option or a Non-
                    Qualified Stock Option granted under the Plan.

                (l) "Subsidiary" means any corporation (other than the Company)
                    in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

          2.2  Administration of the Plan

                (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. To the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a "Non-Employee Director" (as such term is defined in Rule 16b-3) and an "Outside Director" (as such term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

                (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it;
                    (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option shall be final, binding and conclusive.

                (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

          2.3  Effective Date

          The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

          2.4  Duration

          If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

          2.5  Shares Subject to the Plan

          The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 3,000,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan. Notwithstanding any provision to the contrary, the number of shares of

          Common Stock for which Stock Options may be granted to any person pursuant to the Plan during 1997 or during any subsequent calendar year shall not exceed 1,000,000 provided, however, that such number shall be subject to appropriate adjustment in accordance with Section 4.1.

          2.6  Amendments

          The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

               (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

               (b) Extends the term of the Plan; or

               (c) Increases the period during which a Stock Option may be exercised beyond ten years from the date of grant; or

               (d) Otherwise materially increases the benefits accruing to
                   Participants under the Plan; or

               (e) Materially modifies the requirements as to eligibility for participation in the Plan; or

               (f) Will cause Stock Options granted under the Plan to fail to meet the requirements of Rule 16b-3.

     Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

          2.7  Participants and Grants

          Stock Options may be granted by the Committee to (i) officers and other full-time salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Section 2.5) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.        STOCK OPTIONS

          3.1  General

          All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law.

          3.2  Price

          Subject to the provisions of Sections 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

          3.3  Period

          The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

          3.4  Exercise

          Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

          3.5  Payment

          The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 4.3, may be paid:

               (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

               (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

               (c) In the discretion of the Committee, by a combination of both
                   (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

          3.6  Special Rules for Incentive Stock Options

          Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the
          Plan:

               (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

               (b) To the extent that the aggregate Fair Market Value of Common
                   Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

               (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

               (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

          3.7  Termination of Employment

               (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

               (b) If a Participant's employment by, or relationship with, the
                   Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination unless such Stock Option expires earlier by its terms. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

               (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six months after such Participant's death unless such Stock Option expires earlier by its terms.

               (d) If a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of three months after termination, unless the Stock Option expires earlier by its terms.

               (e) In the event the Company terminates the employment of a
                   Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the five year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the continuation or proposed continuation of the business or any trade secrets of the Company or any of its Subsidiaries obtained as a result of or in connection with such employment, or (v) shall, either before or after the cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, directly or indirectly, give advice to, or serve as an employee, director, officer, or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization which directly or indirectly competes in any respect with the Company or any of its Subsidiaries, or (vi) shall cease to be employed by the Company or any of its Subsidiaries because of his inability to continue as an employee under any law or governmental regulation, including any Nevada gaming law or regulation, or (vii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would have rendered him unable to have continued as an employee under any law or governmental regulation, including any Nevada gaming law or regulation.

          3.8  Effect of Leaves of Absence

          It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety days in duration, or
          (ii) the date as of which the Participant's right to reemployment shall have no longer been guaranteed either by statute or contract.

4.        MISCELLANEOUS PROVISIONS

          4.1  Adjustments Upon Changes in Capitalization

          In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in is discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

          4.2  Non-Transferability

          No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

          4.3  Withholding

          The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

          4.4  Compliance with Law and Approval of Regulatory Bodies

          No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NYSE and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

          4.5  No Right to Employment

          Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

          4.6  Exclusions from Pension Computations

          By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

          4.7  Abandonment of Options

          A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

          4.8  Severability

          If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

          4.9  Interpretation of the Plan

          Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

          4.10  Use of Proceeds

          Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

          4.11  Construction of Plan

          The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

PROXY

                        CIRCUS CIRCUS ENTERPRISES, INC.

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned, a stockholder of Circus Circus Enterprises, Inc. (the "Company"), a Nevada corporation, hereby appoints Clyde T. Turner and Yvette E. Landau, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Grand Ballroom at Luxor Hotel and Casino, 3900 Las Vegas Boulevard South, Las Vegas, Nevada, on Tuesday, June 24, 1997 at 10:00 A.M., PDT, or at any adjournment or adjournments thereof, with respect to all shares of the Company's Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

The election of three Class III Directors          (Change of address-Comments)
to serve until their respective successors
are elected and shall qualify.                 ---------------------------------

                                               ---------------------------------
Nominees:
                                               ---------------------------------
Class III Michael S. Ensign,
          Glenn W. Schaeffer and               ---------------------------------
          Michael D. McKee


This proxy will be voted as specified on the reverse side. If no specification is made, this proxy will be voted FOR all nominees for director named above, FOR approval of amendments to the Company's 1989 and 1993 stock option plans and 1991 stock incentive plan, and FOR ratification of the appointment of Arthur Andersen LLP.

                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------

--------------------------------------------------------------------------------
          /\ DETACH AND RETURN PROXY CARD; RETAIN ADMISSION TICKET /\


                               ADMISSION TICKET

                              1997 Annual Meeting
                                      of

                        Circus Circus Enterprises, Inc.

                       --------------------------------

                                    Agenda

        1.  To elect three Class III directors;

        2. To approve amendments to the Company's 1989 and 1993 stock option plans and 1991 stock incentive plan;

        3. To ratify the appointment of Arthur Andersen LLP as independent auditors to examine and report on the financial statements for the fiscal year ending January 31, 1998; and

        4. To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

                       --------------------------------

                              (See Reverse Side)

                                                                 +
       Please mark your                                          +          1834
   [X] votes as in this                                          +++++
       example.
    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all nominees listed on the reverse side and FOR Proposals 2 and 3.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR all nominees listed on the reverse side and FOR Proposals 2 and 3.
--------------------------------------------------------------------------------
                      FOR    WITHHELD
  1. Election of
     Directors (see   [_]       [_]
     reverse side).

  FOR, except vote withheld from the following nominee(s):

  ________________________________________________________


                                FOR    AGAINST   ABSTAIN

  2. Approval of amendments
     to the Company's 1989
     and 1993 stock option      [_]      [_]       [_]
     plans and 1991 stock
     incentive plan.

                                          FOR    AGAINST   ABSTAIN

  3. Ratification of the appointment of
     Arthur Andersen LLP as
     independent auditors to examine      [_]      [_]       [_]
     and report on the Company's
     financial statements for the fiscal
     year ending January 31, 1998.

  In the discretion of the proxies on any other matters that may properly come before the meeting or any adjournment thereof.
--------------------------------------------------------------------------------


                                    Change of
                                    Address/Comments                        [_]
                                    on reverse side

                                    --------------------------------------
                                    I/We plan to attend the Annual Meeting  [_]
                                    (Admission Ticket attached).
                                    --------------------------------------

                                      If more than one of the proxies listed on
                                the reverse side shall be present at the meeting or any adjournment thereof, the majority of said proxies so present and voting shall exercise all of the powers conferred hereby.

                                      The undersigned hereby revokes any proxy
                                heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that the proxies listed on the reverse side, or any of them, may lawfully do by virtue hereof.

  SIGNATURE(S)_______________________________________________ DATE _____________
  Please date this proxy and sign your name at it appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, give title as such.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          /\ DETACH AND RETURN PROXY CARD; RETAIN ADMISSION TICKET /\


                               ADMISSION TICKET
[CIRCUS TENT LOGO
  APPEARS HERE]
                        CIRCUS CIRCUS ENTERPRISES, INC.



                                                        1997 Annual Meeting
                                                      Tuesday, June 24, 1997
                                                          10:00 A.M. PDT
                                                        The Grand Ballroom
                                                      Luxor Hotel and Casino
                                                  3900 Las Vegas Boulevard South
                                                         Las Vegas, Nevada



If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on the attached proxy card. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 9:00 A.M., PDT. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 25, 1997.

                                ---------------

This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting. To be eligible for a drawing for Vacation Packages at selected Circus properties, you must attend the Annual Meeting and present this Admission Ticket at the time of your registration.